Registration Nos.	33-8214
811-4813

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 131	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 135	☒

(Check appropriate box or boxes.)

_______________

      MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

BNY Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (617) 248-6000

Christopher P. Harvey, Esq.

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

      Boston, Massachusetts  02109

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to Rule 485(b)

☒	On May 1, 2008 pursuant to Rule 485(b)

☐	60 days after filing pursuant to Rule 485(a)(1)

☐	On [date] pursuant to Rule 485(a)(1)

☐	75 days after filing pursuant to Rule 485(a)(2)

☐	On [date] pursuant to Rule 485(a)(2)

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MELLON INSTITUTIONAL FUNDS

Prospectus

May 1, 2008

Standish Mellon Fixed Income Fund

The Securities and Exchange Commission has not
approved or disapproved these securities or
determined whether this prospectus is accurate or
complete. Any statement to the contrary is a crime.

Contents

Risk/Return Summary	3
Who may want to invest	3
Mutual fund risks	3
Fixed Income Fund	4
The Fund’s Investments and Related Risks	6
Additional information about the fund’s principal investments	6
Additional investment policies	6
The Investment Adviser	8
About Standish	8
Fund managers	9
Advisory services and fees	9
Investment and Account Information	10
How to purchase shares	10
How to exchange shares	11
How to redeem shares	12
Redemption fee	13
Administrative service fee	14
Transaction and account policies	15
Household delivery of fund documents	15
Valuation of shares	15
Dividends and distributions	15
Fund Details	16
Tools used to combat short-term trading and excessive exchange activity	16
Taxes	17
The fund’s service providers	17
Financial Highlights	18
For More Information	19

2

Standish Mellon Fixed Income Fund

Risk/Return Summary

Standish Mellon Asset Management Company LLC (“Standish”) manages the fund. Standish believes that discovering pockets of inefficiency is the key to adding value to fixed income investments. Standish focuses on identifying undervalued sectors and securities and de-emphasizes the use of interest rate forecasting. Standish looks for fixed income securities with the most potential for added value, such as those with unique structural characteristics and the potential for credit upgrade.

Standish
manages more than $166
billion of assets for a
broad range of clients in
the U.S. and abroad as of
December 31, 2007.

Who may want to invest

Fixed Income Fund may be appropriate for investors:

•	Seeking current income.

•	Seeking to build capital gradually through appreciation and compounding interest.

•	Willing to tolerate fluctuations in bond prices due to interest rate changes.

Description of
the fund begins on
the next page and
includes more
information about
the fund’s key
investments and
strategies, principal
risk factors, past
performance and
expenses.

Mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

Standish Mellon Fixed Income Fund

Risk/Return Summary

Fixed Income Fund
Investment objective
Primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal.

Key investments and strategies
The fund invests, under normal circumstances, at least 80% of net assets (including for this purpose borrowing for investment purposes) in fixed income securities issued by U.S. and foreign governments and companies. The fund may invest up to 20% of assets in non-U.S. dollar denominated securities of foreign and emerging market issuers, and no more than 10% of assets in these foreign currency denominated securities that have not been hedged back to the U.S. dollar. The fund may also invest in fixed income futures contracts, options and swaps.

Credit quality
The fund invests primarily in investment grade securities, but may invest up to 15% of assets in below investment grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B at the time of purchase. The adviser attempts to select fixed income securities that have the potential to be upgraded.

Targeted average portfolio credit quality	In the range of A to AA/Aa.
Maturity	The fund generally will maintain an average dollar-weighted effective portfolio maturity of 5 to 13 years but may invest in individual securities of any maturity.
How investments are selected
The adviser focuses on identifying undervalued sectors and securities and de-emphasizes the use of an interest rate forecasting strategy. The adviser looks for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. These characteristics may also allow for substantial capital appreciation over time. Many of these securities have higher yields and offer more current income than U.S. governmental bonds but at heightened levels of risk. The adviser selects securities for the fund’s portfolio by:

• Allocating assets among sectors appearing to have near-term return potential.
• Actively trading among various sectors, such as corporate, mortgage pass-through, government agency and asset-backed securities.
• Buying when a yield spread advantage presents an opportunity to buy securities cheaply.
Principal risks of investing in the funds	Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:
• Interest rates rise, which will make the prices of fixed income securities and the value of the fund’s portfolio go down.
• The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

•  When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

•  When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

• The adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular country, sector, security or hedging strategy proves to be incorrect.

•  Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. These risks are more severe for securities of issuers in emerging market countries.

•  During periods of extreme interest rate or currency exchange volatility, the fund has difficulty closing out a position in a futures, forward or swap contract or closing out its position at a price which the adviser believes would be advantageous to the fund.

•  The residential mortgage market in the U.S. experiences difficulties that adversely affect the performance and market value of certain of the fund’s mortgage-related securities and other fixed income investments.

• There is little or no active trading market for specific types of securities held by the fund, making it more difficult for the fund to sell such securities at or near their perceived value.

4

Standish Mellon Fixed Income Fund

Total return performance

The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year for the full calendar periods indicated. The total return table shows how the fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Fixed Income Fund

Quarterly Returns:

Highest: 3.99% in 3rd quarter 2002
Lowest: –2.34% in 2nd quarter 2004

Average annual total returns
for selected periods ended December 31, 2007

	1 Year	5 Years	10 Years	Inception Date

Fixed Income Fund				3/30/87
Return Before Taxes	3.64%	4.39%	5.24%
Return After Taxes on Distributions*	1.81%	2.70%	2.97%
Return After Taxes on Distributions and Sale of Fund Shares*	2.35%	2.76%	3.06%
Lehman Brothers Aggregate Index**	6.97%	4.42%	5.97%
(reflects no deduction for fees, expenses or taxes)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

**The Lehman Brothers Aggregate Index is an unmanaged, broad based index of domestic, U.S. dollar-denominated, fixed rate investment grade bonds.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Based on fiscal year ended 12/31/07	Fixed Income Fund

Shareholder fees	None
(fees paid directly from your investment)
Redemption fee[1]	2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses[2]
(expenses that are deducted from fund assets)
Management fees	0.37%
Distribution (12b-1) fees	None
Other expenses	0.14%
Total annual fund operating expenses	0.51%

[1]	A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the “Investment and Account Information” section of this prospectus.

[2]	Because Standish has agreed to cap the fund’s operating expenses, the fund’s actual expenses (after taking into account the current expense limitations) were:

Management fees	0.36%
Other expenses	0.14%
Total annual fund operating expenses	0.50%

This cap may be changed at any time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	You redeem at the end of each period;

•	Your investment has a 5% return each year; and

•	The fund’s operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Fixed Income Fund	$52	$164	$285	$640

5

Standish Mellon Fixed Income Fund

The Fund’s Investments and Related Risks

Additional information about the fund’s principal investments

The fund may
invest in a wide range of
fixed income securities.

Fixed income investments. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks, interest rate futures contracts, and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The funds may use mortgage dollar rolls to finance the purchase of additional investments. In a mortgage dollar roll transaction, a fund sells a mortgage-backed security to a financial institution and agrees to repurchase a similar mortgage-backed security at a later date at a price that is agreed upon at the time of the sale. A fund will earn income by investing the proceeds from the sale in short-term securities. Dollar rolls expose a fund to the risk that the return generated by the short-term investments is lower than the financing cost of the fund’s obligations to repurchase similar securities at the agreed upon date.

Additional investment policies

Credit quality. Securities are investment grade if they are rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality. Securities are high grade if rated in one of the three highest long-term investment grade rating categories, or have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality. Each rating category includes plus and minus ratings within that category.

If a security receives “split” (different) ratings from multiple rating organizations, the fund will treat the security as being rated in the higher rating category. The fund’s credit quality restrictions are applied at the time of purchase of a security. The fund may choose not to sell securities that are downgraded below the fund’s minimum acceptable credit rating after their purchase. The fund’s credit standards also apply to counterparties to OTC derivative contracts.

Defensive investing. The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. If the fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

6

Standish Mellon Fixed Income Fund

Derivative contracts. The fund may, but is not required to, use derivative contracts for any of the following purposes:

•	To hedge against adverse changes in the market value of securities held by or to be bought for the fund caused by changing interest rates or currency exchange rates.

•	To hedge against the risk of a default by or other adverse change in the credit quality of an issuer or borrower.

•	As a substitute for purchasing or selling securities.

•	To shorten or lengthen the effective maturity or duration of the fund’s portfolio.

•	To enhance the fund’s potential return in non-hedging situations, including income from selling credit default protection.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio’s interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or a borrower’s credit quality are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s portfolio holdings. Certain derivatives may be less liquid and more difficult to value. In addition, some derivatives involve the risk of loss if the party that issued the derivative defaults on its obligation.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make the fund’s portfolio less liquid and harder to value, especially in volatile markets.

Securities lending. The fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by the fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by the fund will not exceed 33-1/3% of the value of the fund’s total assets. The fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

Impact of high portfolio turnover. The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings. A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s statement of additional information and on the fund’s website at www.melloninstitutionalfunds.com.

Investment objective. The Fund’s investment objective may not be changed without shareholder approval. The fund’s key investment strategy of investing at least 80% of net assets in a particular type of security may not be changed unless the fund provides 60 days advance notice to its shareholders.

7

Standish Mellon Fixed Income Fund

The Investment Adviser

About Standish

Standish
offers a broad array of
investment services that
include management of
domestic and
international fixed
income portfolios.

Standish was formed by the combination of Standish, Ayer & Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. Standish manages more than $166 billion in assets for institutional and individual investors in the U.S. and abroad as of December 31, 2007. Standish is the adviser to the fund.

Standish is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operates in 34 countries and serves more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $20 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Standish believes that experience is a prerequisite for long-term investment success, but experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today’s investment markets, Standish has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish.

Standish relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in fixed income markets. In each market, Standish seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish uses fundamental research to seek to uncover securities that it believes have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by our portfolio managers.

Standish strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish believes it has built a powerful internal network of overlapping resources.

Investment Adviser

Standish
One Boston Place
Boston, Massachusetts 02108-4408

8

Standish Mellon Fixed Income Fund

Fund managers

Fund	Fund managers	Positions during past five years
Fixed Income Fund	David R. Bowser
David is a Senior Portfolio Manager for Active Core Strategies, and also serves as a Director of Investment Grade Credit Research. David joined Standish in 2000 and has been a Portfolio Manager of the fund since 2008.

Peter Vaream
Peter is a Senior Portfolio Manager for Active Core Strategies. Peter joined Standish in 2007 and has been a Portfolio Manager of the fund since 2008. Prior to 2007, Peter managed a variety of fixed income portfolios for MFS Investment Management.

The Statement of Additional Information includes additional information about these portfolio managers, including information about their compensation, accounts they manage other than the fund and their ownership, if any, in the shares of the fund.

Advisory services and fees

Standish provides the fund with portfolio management and investment research services. The adviser places orders to buy and sell the fund’s portfolio securities and manages the fund’s business affairs. For the year ended December 31, 2007, the fund paid an advisory fee for these services as set forth in the table below. The adviser has agreed to limit the fund’s total annual operating expenses (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses). This agreement is temporary and may be terminated or changed at any time.

Annual Advisory Fee Rates (as a percentage of the fund’s average net assets)
Fund	Actual advisory fee paid*	Contractual advisory fee**	Current expense limitation**
Fixed Income Fund	0.36%	0.40%/0.35%/0.30% [1]	0.50%

*For fiscal year ended December 31, 2007

**Current expense limitations, also shown as a percentage of the fund’s average net assets, represent a voluntary cap on the fund’s total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, this indicates that the cap was triggered and advisory fees were waived by Standish.

[1] Under the investment advisory agreement, the adviser is paid a fee for its services based upon a percentage of the fund’s average daily net asset value computed as follows:
0.40% of the first $250 million 0.35% of the next $250 million 0.30% of over $500 million

A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust’s Board of Trustees in approving the fund’s advisory agreement is available in the fund’s most recent annual report for the period ended December 31.

9

Standish Mellon Fixed Income Fund

Investment and Account Information

How to purchase shares	Minimum initial investment: $100,000 Minimum subsequent investment: $5,000
Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Standish, its affiliates and their immediate families.

All orders to purchase shares received in good form by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day’s share price. Orders received after that time will be executed at the next business day’s price. All orders must be in good form and accompanied by payment. The fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

Good form
Good form means that you have provided the following information with your request: name of fund; account number (if an existing account); dollar amount or number of shares to be purchased (or exchanged or redeemed); and the signature of each owner exactly as the account is registered in the case of a redemption request. Good form also means that there are no outstanding claims against your account or transaction limitations on your account. Also, a signature guarantee may be required with certain requests.

By check
Opening an account	• Send a check to the distributor payable to Mellon Institutional Funds with the completed original account application.
Adding to an account	• Send a check to the distributor payable to Mellon Institutional Funds and a letter of instruction with the account name and number and effective date of the request.
• Payment must be made in U.S. dollars and drawn on a U.S. bank. The fund does not accept third-party checks, travelers’ checks, credit card checks or money orders.
By wire
Opening an account	• Send the completed original account application to the distributor.
• Call the distributor to obtain an account number.
• Instruct your bank to wire the purchase amount to Mellon Bank, N.A. (see below).
Adding to an account	• Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon Bank, N.A. (see below).
By fax
Opening an account	• Fax the completed account application to 781-796-2864.
• Mail the original account application to the distributor.
• Follow the instructions for opening an account by wire.
Adding to an account	• Fax a letter of instruction to 781-796-2864 with the account name and number and effective date of the request.
• Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon Bank, N.A.

10

Standish Mellon Fixed Income Fund

Through a financial intermediary Opening or adding to an account
•  Contact your financial intermediary. You may purchase fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than the fund. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the fund directly. MBSC Securities Corporation, the distributor of the fund, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward purchase orders to the fund on your behalf. Your purchase order must be received in good order by these intermediaries before the close of regular trading on the New York Stock Exchange (“NYSE”) to receive that day’s share price. The fund pays administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services. Mellon Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.

	The distributor’s address is: MBSC Securities Corporation P.O. Box 8585 Boston, Massachusetts 02266-8585 Tel: 800-221-4795 Fax: 781-796-2864 Email: mifunds@mellon.com	Wire instructions: Mellon Bank, N.A. Boston, MA ABA#: 011001234 Account #: 56-5849 Fund name: Investor account #:
How to exchange shares
You may exchange shares of the fund for shares of any other fund in the Mellon Institutional Funds family of funds, if the registration of both accounts is identical. Shares exchanged within 30 days of purchase may be subject to a redemption fee. See “Investment and Account Information — Redemption Fee” for more information. The fund may refuse any exchange order and may modify or terminate its exchange privilege affecting all shareholders on 60 days’ notice. Because excessive account transactions can disrupt the management of the fund and increase fund costs for all shareholders, the fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund during any consecutive 12-month period. Multiple exchanges out of the same fund that occur in the same day will be considered one exchange. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

By mail	• Send a letter of instruction to the distributor signed by each registered account owner.
• Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.
• Provide both account numbers.
• Signature guarantees may be required (see below).
By telephone	• If the account has telephone privileges, call the distributor.
• Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.
• Provide both account numbers.
• The distributor may ask for identification and all telephone transactions may be recorded.

11

Standish Mellon Fixed Income Fund

Investment and Account Information

Through a financial intermediary
•  Contact your financial intermediary. You may exchange fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may have different requirements than the fund. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the fund directly. MBSC Securities Corporation, the distributor of the fund, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward exchange orders to the fund on your behalf. Your exchange order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price. The fund pays administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services. Mellon Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.

How to redeem shares
All orders to redeem shares received by the distributor or its agent before the close of regular trading on the NYSE will be executed at that day’s share price. Orders received after that time will be executed at the next business day’s price. All redemption orders must be in good form. The fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Shares redeemed within 30 days of purchase may be subject to a redemption fee. See “Investment and Account Information — Redemption Fee” for more information.

By mail	• Send a letter of instruction to the distributor signed by each registered account owner.
• State the name of the fund and number of shares or dollar amount to be sold.
• Provide the account number.
• Signature guarantees may be required (see below).
By telephone	• If the account has telephone privileges, call the distributor.
• Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.
For check or wire	• The distributor may ask for identification and all telephone transactions may be recorded.
By fax	• Fax the request to the distributor at 781-796-2864.
• Include your name, the name of the fund and the number of shares or dollar amount to be sold.
• Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.
Through a financial intermediary
•  Contact your financial intermediary. You may redeem fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the fund directly. MBSC Securities Corporation, the distributor of the fund, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward redemption orders to the fund on your behalf. Your redemption request must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price. The fund pays administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services. Mellon Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.

12

Standish Mellon Fixed Income Fund

Redemption fee
Short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. The fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 30 calendar days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transaction:

Exemptions	Certain Retirement Account Activity:
• Shares redeemed as a result of a retirement plan sponsor decision (e.g. retirement plan-wide re-allocations or termination).
• Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

•  Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals, Qualified Domestic Relations Orders (“QDROs”) and exchanges out from Qualified Default Investment Alternatives (“QDIAs”).

Non-shareholder Directed Activity:
• Shares redeemed through an automatic, nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.
Other Activity:
• Redemptions of $2,500 or less.
• Rollovers, transfers and changes of account registration within a fund (provided the monies do not leave the fund), and redemptions in kind.
• Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund’s Chief Compliance Officer.

The fund may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy. In addition, the fund may modify its redemption policies at any time without giving advance notice to shareholders.

While the fund seeks to apply its redemption fee policy to all accounts, a fund may not be able to apply the policy to accounts which are maintained by some financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated (“Omnibus Accounts”) because of the difficulty in identifying individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. The fund’s ability to monitor the trading activity of investors whose shares are held in Omnibus Accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund’s distributor and financial intermediaries include obligations for the intermediary to comply with the terms of this prospectus, and to provide or arrange to have provided identification and trading activity information for any investor in an Omnibus Account maintained by such intermediary upon the fund’s request. To the extent a fund is able to identify excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the intermediary to enforce the fund’s redemption fee policy. In addition, some financial intermediaries have agreed to monitor short-term trading and excessive exchange activity on transactions in their customer accounts in accordance with the intermediary’s own policy, which may differ from the fund’s policy in terms of the amount or existence of a redemption fee, the holding period and the types of transactions which could trigger the fee. The fund may allow the intermediary to apply its own policy to its customer’s accounts in place of fund’s redemption fee policy if the fund determines the intermediary’s policy is reasonably designed and sufficiently similar to the fund’s policy. Investors who own fund shares indirectly should contact their financial intermediary to determine what restrictions apply to their shares.

13

Standish Mellon Fixed Income Fund

Investment and Account Information

Administrative service fee
The fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, Omnibus Accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the fund may pay each Plan Administrator a service fee in an amount of up to 0.15% (on an annualized basis) of the fund’s average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator.

Additional compensation
The adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services relating to Mellon Institutional Funds. These payments may provide an incentive for these entities to actively promote the funds or cooperate with the distributor’s promotional efforts.

14

Standish Mellon Fixed Income Fund

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. The adviser will determine if the securities are consistent with the fund’s objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities and such transactions generally are treated as taxable sales of the securities you exchange for federal tax purposes.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

•	members of the STAMP program or the Exchange’s Medallion Signature Program

•	a broker or securities dealer

•	a federal savings, cooperative or other type of bank

•	a savings and loan or other thrift institution

•	a credit union

•	a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Household delivery of fund documents

With your consent, a single prospectus and shareholder report may be sent to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Mellon Institutional Funds, either orally or in writing at the telephone number or address for the fund listed on the back cover of this prospectus. Mellon Institutional Funds will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares

The fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund’s distributor or its agent. See, “How to purchase shares” on page 10. The fund calculates its NAV once daily as of the close of regular trading on the NYSE — generally at 4:00 p.m., New York time — on each day the NYSE is open. A fund’s NAV will not be calculated on the days on which the NYSE is closed for trading, such as on national holidays. If the NYSE closes early, the fund accelerates calculation of NAV and transaction deadlines to that time.

The fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invests in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE. If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Dividends and distributions

The fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The fund declares and distributes dividends from net investment income quarterly. The fund distributes net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

15

Standish Mellon Fixed Income Fund

Fund Details

Tools used to combat short-term trading and
excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds’ shares to be excessive if:

•	You sell shares within a short period of time after the shares were purchased;

•	You make two or more purchases and redemptions within a short period of time;

•	You enter into a series of transactions that is indicative of a timing pattern or strategy; or

•	We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the funds. These include policies and procedures relating to:

•	trade activity monitoring;

•	exchange guidelines;

•	redemption fee on certain trades in certain funds; and

•	use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades on a daily basis in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder’s accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under “Investment and Account Information — How to exchange shares,” you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See “Investment and Account Information — How to exchange shares” for more information.

Redemption fee

Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the funds within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond Fund) in violation of the policy. See “Investment and Account Information — Redemption Fee” for more information.

Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the funds’ net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the funds may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See “Investment and Account Information — Valuation of Shares” for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.

16

Standish Mellon Fixed Income Fund

Taxes

Transactions	U.S. Federal Income Tax Status
Sales or exchanges of shares.	Usually capital gain or loss. Tax rate depends on how long shares are held.
Distributions of long-term capital gain	Taxable as long-term capital gain.
Distributions of short-term capital gain	Taxable as ordinary income.
Dividends from net investment income
Taxable as either ordinary income or qualified dividend income taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if so designated by a fund and certain other conditions are met by the fund and the shareholder, including holding period requirements. Generally, the fund’s dividends are not expected to be eligible to be treated as qualified dividend income.

Every January, the fund provides information to its shareholders about the fund’s dividends and distributions, which are taxable even if reinvested, and about the shareholders’ redemptions during the previous calendar year. Any shareholder who does not provide the fund with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Shareholders generally should avoid investing in a fund shortly before an expected dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder’s investment.

Shareholders should consult their tax advisers about their own particular tax situations.

The fund’s service providers

Principal Underwriter
MBSC Securities Corporation

Custodian and Fund Accountant
Mellon Bank, N.A.

Transfer Agent
Dreyfus Transfer, Inc.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

17

Standish Mellon Fixed Income Fund

Financial Highlights

The financial highlights table is intended to help shareholders understand the fund’s financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). This information was derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the fund’s financial statements, are included in the fund’s annual reports (available upon request).

Fixed Income Fund

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$19.61	$19.66	$20.08	$20.08	$19.70
From Operations:
Net investment income*(a)	0.96	0.93	0.82	0.77	0.75
Net realized and unrealized gains (loss) on investments	(0.26)	(0.10)	(0.23)	0.36	0.28
Total from investment operations	0.70	0.83	0.59	1.13	1.03
Less Distributions to Shareholders:
From net investment income	(1.00)	(0.88)	(1.01)	(1.13)	(0.65)
Total distributions to shareholders	(1.00)	(0.88)	(1.01)	(1.13)	(0.65)
Net Asset Value, End of Year	$19.31	$19.61	$19.66	$20.08	$20.08
Total Return	3.64%(b)	4.38%	2.96%	5.74%	5.24%(b)
Ratios/Supplemental data:
Expenses (to average daily net assets)*(c)	0.50%	0.50%	0.49%	0.48%	0.42%
Net Investment Income (to average daily net assets)*	4.93%	4.75%	4.09%	3.77%	3.76%
Portfolio Turnover:(d)(e)
Inclusive	430%	382%	380%	301%	398%
Exclusive	166%	139%	106%	98%	—
Net Assets, End of Year (000’s omitted)	$565,572	$559,572	$455,891	$463,307	$595,789

*	For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursements would have been:

Net investment income per share(a)	$0.96	N/A	N/A	N/A	$0.73
Ratios (to average daily net assets):
Expenses(c)	0.51%	N/A	N/A	N/A	0.45%
Net investment income	4.93%	N/A	N/A	N/A	3.73%

(a)	Calculated based on average shares outstanding.

(b)	Total return would have been lower in the absence of expense waivers.

(c)	Includes the Fund’s share of the Standish Mellon Fixed Income Portfolio (the “Portfolio”) allocated expenses.

(d)	Beginning in 2004, the portfolio turnover rate is presented inclusive and exclusive of the effect of rolling forward purchase commitments.

(e)	On October 25, 2007, the fund which had owned approximately 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effectively, on October 26, 2007, the Fund began investing directly in the securities in which the Portfolio has invested. Portfolio turnover represents investment activity of both the fund and the Portfolio for the year. The amounts shown for 2003–2006 are ratios for the Portfolio.

18

Standish Mellon Fixed Income Fund

For More
Information

Standish is an investment counseling firm
that manages assets for institutional investors
and high net worth individuals as well as
mutual funds. Standish offers a broad
array of investment services that includes
management of domestic and international
fixed income portfolios.

For investors who want more information about the fund, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders, as well as the fund’s quarterly reports filed with the Securities and Exchange Commission. The fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585

Telephone: 800.221.4795

Email:
mifunds@mellon.com

Internet:
http:// www.melloninstitutionalfunds.com

Investors can review the fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202.551.8090 for hours of operation. Investors can get text-only copies.

•	For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

•	For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

•	Free from the Commission’s Internet website at http://www.sec.gov

ONE BOSTON PLACE
BOSTON, MA 02108-4408
800.221.4795
WWW.MELLONINSTITUTIONALFUNDS.COM

Investment Company Act
File Number (811-4813)

19

Standish Mellon Fixed Income Fund

MELLON INSTITUTIONAL FUNDS

Prospectus

May 1, 2008

Standish Mellon International Fixed Income Fund

Standish Mellon Global Fixed Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

Risk/Return Summary	3
Who may want to invest	3
Mutual fund risks	3
International Fixed Income Fund	4
Global Fixed Income Fund	6
The Funds’ Investments and Related Risks	8
Additional information about the funds’ principal investments	8
Information about the funds’ other investment strategies	8
Additional investment policies	8
The Investment Adviser	10
About Standish	10
Fund managers	11
Advisory services and fees	11
Investment and Account Information	12
How to purchase shares	12
How to exchange shares	13
How to redeem shares	14
Redemption fee	15
Administrative service fee	16
Transaction and account policies	17
Household delivery of fund documents	17
Valuation of shares	17
Dividends and distributions	17
Fund Details	18
Tools used to combat short-term trading and excessive exchange activity	18
Taxes	19
The funds’ service providers	19
Financial Highlights	20
For More Information	22

2

Group of Global Fixed Income Funds

Risk/Return Summary

Standish Mellon Asset Management Company LLC (“Standish”) manages each fund. Standish believes that discovering pockets of inefficiency is the key to adding value to fixed income investments. Standish focuses on identifying undervalued sectors and securities and de-emphasizes the use of interest rate forecasting. Standish looks for fixed income securities with the most potential for added value, such as those with unique structural characteristics or innovative features and the potential for credit upgrades.

Who may want to invest

Each fund may be appropriate for investors:

•	Interested in diversifying their fixed income investment beyond the U.S. markets.

•	Prepared to accept the risks entailed in foreign investing, which include political instability and currency fluctuation.

•	Willing to tolerate fluctuations in bond prices due to interest rate changes.

•	Looking for a hedge against inflation, which erodes the purchasing power of money.

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Standish manages more
than $166 billion of
assets for a broad range
of clients in the U.S.
and abroad as of
December 31, 2007.

Descriptions of the funds
begin on the next page
and include more
information about each
fund’s key investments and
strategies, principal risk
factors, past performance
and expenses.

3

Group of Global Fixed Income Funds

Risk/Return Summary

International Fixed Income Fund

Investment objective	To maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

Key investments and strategies
The fund invests, under normal circumstances, at least 80% of net assets (including for this purpose borrowing for investment purposes) in fixed income securities. The fund also invests, under normal circumstances, at least 65% of net assets in non-U.S. dollar denominated fixed income securities of foreign governments and companies located in various countries, including emerging markets. The fund always invests in at least five countries other than the U.S. At times, the fund may invest a substantial part of its assets in any one country. The fund will hedge most, but not necessarily all, of its foreign currency exposure to protect the U.S. dollar value of the fund’s assets. The fund may also invest in fixed income futures contracts, options and swaps.

Credit quality
The fund invests primarily in investment grade securities, but may invest up to 25% of assets in below investment grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B. The adviser selects fixed income securities that have the potential to be upgraded.

Minimum average portfolio credit quality	A–/A3

Maturity	The fund is not subject to any maturity restrictions.

How investments are selected
The adviser focuses on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasizes the use of an interest rate forecasting strategy. The adviser looks for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The adviser selects securities for the fund’s portfolio by:

•  Using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policies and the credit quality of government debt.

• Focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

Principal risks of investing in the fund	Investors could lose money on their investment in the fund or the fund could perform less well than other possible investments if any of the following occurs:
• Interest rates rise, which will make the prices of fixed income securities and the value of the fund’s portfolio go down.
• The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

•  When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

•  When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

• The adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular country, currency, sector, security or hedging strategy proves to be incorrect.

•  Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

•  During periods of extreme interest rate or currency exchange volatility the fund has difficulty closing out a position in a futures, forward or swap contract or closing out the position at a price which the adviser believes would be advantageous to the fund.

•  The residential mortgage market in the U.S. experiences difficulties that adversely affect the performance and market value of certain of the fund’s mortgage-related securities and other fixed income investments.

• There is little or no active trading market for specific types of securities held by the fund, making it more difficult for the fund to sell such securities at or near their perceived value.

Other principal risks
The fund is non-diversified. This means that the fund may invest more of its assets in the securities of a single issuer than diversified funds. To the extent the fund invests more of its assets in a single issuer, the fund’s share price may be adversely affected by events affecting that issuer.

There is a greater risk that the fund will lose money because it may invest up to 25% of total assets in issuers located in emerging markets generally, with a limit of 7% of its assets in issuers located in any one emerging market country. These investments may be considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

4

Group of Global Fixed Income Funds

Total return performance

The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year for the full calendar periods indicated. The total return table shows how the fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The fund’s past performance does not necessarily indicate how the fund will perform in the future.

International Fixed Income Fund

Quarterly returns:
Highest: 4.11% in 3rd quarter 2006
Lowest: –1.43% in 3rd quarter 1999

Average annual total returns for selected
periods ended December 31, 2007

	1 Year	5 Years	10 Years	Inception Date

International Fixed Income Fund				01/02/1991
Return Before Taxes	4.35%	4.62%	5.26%
Return After Taxes on Distributions*	3.65%	2.52%	2.54%
Return After Taxes on Distributions and Sale of Fund Shares*	2.82%	2.72%	2.79%
J.P. Morgan Non-U.S. Govt. Bond Index (Hedged)**	5.06%	4.18%	5.76%
(reflects no deduction for fees, expenses or taxes)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

**The J.P. Morgan Non-U.S. Government Bond Index (Hedged) is an unmanaged broad based index of non-U.S. government bonds with maturities of one year or more that are currency-hedged into U.S. dollars.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Based on fiscal year ended 12/31/07	International Fixed Income Fund

Shareholder fees	None
(fees paid directly from your investment)
Redemption Fee[1]	2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.40%
Distribution (12b-1) fees	None
Other expenses	0.30%
Total annual fund operating expenses	0.70%

1A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the “Investment and Account Information” section of this prospectus.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	You redeem at the end of each period;

•	Your investment has a 5% return each year; and

•	The fund’s operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
International
Fixed Income Fund	$72	$224	$390	$871

5

Group of Global Fixed Income Funds

Risk/Return Summary

Global Fixed Income Fund

Investment objective	To maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

Key investments and strategies
The fund invests, under normal circumstances, at least 80% of its net assets (including for this purpose borrowing for investment purposes) in U.S. dollar and non-U.S. dollar denominated fixed income securities of governments and companies located in various countries, including emerging markets. The fund generally invests in eight or more countries, but always invests in at least three countries, one of which may be the U.S. At times, the fund may invest a substantial part of its assets in any one country. The fund will hedge most, but not necessarily all, of its foreign currency exposure to protect the U.S. dollar value of the fund’s assets. The fund may also invest in fixed income futures contracts, options and swaps.

Credit quality
The fund invests primarily in investment grade securities, but may invest up to 25% of assets in below investment grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B. The adviser selects fixed income securities that have the potential to be upgraded.

Minimum average portfolio credit quality	A–/A3

Maturity	The fund is not subject to any maturity restrictions.

How investments are selected
The adviser focuses on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasizes the use of an interest rate forecasting strategy. The adviser looks for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The adviser selects securities for the fund’s portfolio by:

•  Using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policy and the credit quality of government debt.

• Focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

Principal risks of investing in the fund	Investors could lose money on their investment in the fund or the fund could perform less well than other possible investments if any of the following occurs:
• Interest rates rise, which will make the prices of fixed income securities and the value of the fund’s portfolio go down.
• The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

•  When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

•  When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

• The adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular country, currency, sector, security or hedging strategy proves to be incorrect.

•  Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

•  During periods of extreme interest rate or currency exchange volatility the fund has difficulty closing out a position in a futures, forward or swap contract or closing out the position at a price which the adviser believes would be advantageous to the fund.

•  The residential mortgage market in the U.S. experiences difficulties that adversely affect the performance and market value of certain of the fund’s mortgage-related securities and other fixed income investments.

• There is little or no active trading market for specific types of securities held by the fund, making it more difficult for the fund to sell such securities at or near their perceived value.

Other principal risks
The fund is non-diversified. This means that the fund may invest more of its assets in the securities of a single issuer than other funds. To the extent the fund invests more of its assets in a single issuer, the fund’s share price may be adversely affected by events affecting that issuer.

There is a greater risk that the fund will lose money because it may invest up to 25% of total assets in issuers located in emerging markets generally, with a limit of 7% of its assets in issuers located in any one emerging market country. These investments may be considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

6

Group of Global Fixed Income Funds

Total return performance

The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year. The total return table shows how the fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Global Fixed Income Fund

Quarterly returns:
Highest: 4.05% in 4th quarter 2000
Lowest: –2.12% in 2nd quarter 2004

Average annual total returns for selected
periods ended December 31, 2007

	1 Year	5 Years	10 Years	Inception Date

Global Fixed Income Fund				01/31/1994
Return Before Taxes	4.30%	4.87%	5.17%
Return After Taxes on Distributions*	3.03%	2.43%	2.92%
Return After Taxes on Distributions and Sale of Shares*	2.78%	3.03%	3.02%
Lehman Brothers Global Aggregate Index**	5.33%	4.25%	5.74%
(reflects no deduction for fees, expenses or taxes)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

**The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Based on fiscal year ended 12/31/07	Global Fixed Income Fund

Shareholder fees	None
(fees paid directly from your investment)
Redemption fee[1]	2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses[2]
(expenses that are deducted from fund assets)
Management fees	0.40%
Distribution (12b-1) fees	None
Other expenses	0.51%
Total annual fund operating expenses	0.91%

[1]	A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the “Investment and Account Information” section of this prospectus.

[2]	Because Standish has agreed to cap the Global Fixed Income Fund’s operating expenses, the fund’s actual expenses (after taking into account the current expense limitations) were:

Management fees	0.14%
Other expenses	0.51%
Total annual fund operating expenses	0.65%

This cap may be changed or eliminated at any time.

Expense Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	You redeem at the end of each period;

•	Your investment has a 5% return each year; and

•	The fund’s operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Global Fixed Income Fund	$93	$290	$504	$1,120

7

Group of Global Fixed Income Funds

The Funds’ Investments and Related Risks

The funds may invest in a
wide range of fixed
income securities

Additional information about the funds’ principal investments

Fixed income investments  Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The funds may use mortgage dollar rolls to finance the purchase of additional investments. In a mortgage dollar roll transaction, a fund sells a mortgage-backed security to a financial institution and agrees to repurchase a similar mortgage-backed security at a later date at a price that is agreed upon at the time of the sale. A fund will earn income by investing the proceeds from the sale in short-term securities. Mortgage dollar rolls expose a fund to the risk that the return generated by the short-term investments is lower than the financing cost of the fund’s obligations to repurchase similar securities at the agreed upon date.

Information about the funds’ other investment strategies

The funds may invest up to 7% of net assets in issuers located in any one emerging market country. At times, the funds invest substantially in fixed income securities of foreign governments or their political subdivisions. This exposes the funds to additional risk if a foreign government is unable or unwilling to repay principal or interest when due.

Additional investment policies

Credit quality  Securities are investment grade if rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality. Each rating category includes plus or minus ratings within that category.

If a security receives “split” (different) ratings from multiple rating organizations, a fund will treat the security as being rated in the higher rating category. Each fund’s credit quality restrictions are applied at the time of purchase of a security. Each fund may choose not to sell securities that are downgraded below the fund’s minimum acceptable credit rating after their purchase. Each fund’s credit standards also apply to counterparties to OTC derivative contracts.

Defensive investing  Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. If a fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

8

Group of Global Fixed Income Funds

Derivative contracts  Each fund may, but is not required to, use derivative contracts for any of the following purposes:

•	To hedge against adverse changes in the market value of securities held by or to be bought for a fund caused by changing interest rates or currency exchange rates.

•	To hedge against the risk of a default by or other adverse change in the credit quality of an issuer or borrower.

•	As a substitute for purchasing or selling securities.

•	To shorten or lengthen the effective maturity or duration of a fund’s portfolio.

•	To enhance a fund’s potential return in non-hedging situations including income from selling credit default protection.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio’s interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or a borrower’s credit quality are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s portfolio holdings. Certain derivatives may be less liquid and more difficult to value. In addition, some derivatives involve the risk of loss if the party that issued the derivative defaults on its obligation.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund’s portfolio less liquid and harder to value, especially in volatile markets.

Securities lending  Each fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by a fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by a fund will not exceed 20% of the value of the fund’s total assets. A fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

Impact of high portfolio turnover  Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund’s performance.

Portfolio holdings  A description of each fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s statement of additional information and on the fund’s website at www.melloninstitutionalfunds.com.

Investment objective  Each fund’s investment objective may not be changed by the fund’s trustees without shareholder approval. Each fund’s key investment strategy of investing at least 80% of net assets in a particular type of securities may not be changed unless each fund provides 60 days advance notice to its shareholders.

9

Group of Global Fixed Income Funds

The Investment Adviser

Standish offers a broad
array of investment
services that include
management of domestic
and international fixed
income portfolios.

About Standish

Standish was formed by the combination of Standish, Ayer & Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. Standish manages more than $166 billion in assets for institutional and individual investors in the U.S. and abroad as of December 31, 2007. Standish is the adviser to each fund.

Standish is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operates in 34 countries and serves more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $20 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Standish believes that experience is a prerequisite for long-term investment success, but experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today’s investment markets, Standish has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish.

Standish relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in fixed income markets. In each market, Standish seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish uses fundamental research to seek to uncover securities that it believes have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by its portfolio managers.

Standish strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish believes it has built a powerful internal network of overlapping resources.

Investment Adviser

Standish
One Boston Place
Boston, Massachusetts 02108-4408

10

Group of Global Fixed Income Funds

Fund managers

Fund	Fund managers	Positions during past five years
International Fixed Income Fund Global Fixed Income Fund	Thomas F. Fahey
Tom is a Portfolio Manager for Global Bond Strategies, focusing on global economic analysis and relative value between the developed bond markets, currencies and sectors. Tom joined the Global Bond Strategies group at Standish in 1999 and has held positions of increasing responsibility. He joined the firm from the Bank Credit Analyst Research Group in Montreal where he was an Associate Editor for both ForexCast, which is the firm’s foreign exchange strategy service, and The International Bank Credit Analyst.

David C. LeDuc
David is a Portfolio Manager for Global Credit Strategies, and our Spread Sector Strategist for non-U.S. and global fixed income. In addition, he manages customized global corporate bond portfolios and has research responsibilities in European corporate markets. David joined the firm in 1995 from State Street Bank & Trust Company where he had experience in mortgages, asset-backed securities and corporate bonds.

The Statement of Additional Information includes additional information about these portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership, if any, in the shares of the funds they manage.

Advisory services and fees

Standish provides each fund with portfolio management and investment research services. The adviser places orders to buy and sell each fund’s portfolio securities and manages each fund’s business affairs. For the year ended December 31, 2007, the funds paid an advisory fee for these services as set forth in the table below. The adviser has agreed to limit each fund’s total annual operating expenses (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses). These agreements are temporary and may be terminated or changed at any time.

Annual Advisory Fee Rates (as a percentage of the fund’s average net assets)
	Actual advisory fee paid*	Contractual advisory fee**	Current expense limitation**
International Fixed Income Fund	0.40%	0.40%	0.80%
Global Fixed Income Fund	0.14%	0.40%	0.65%

*For fiscal year ended December 31, 2007.

**Current expense limitations, also shown as a percentage of the fund’s average net assets, represent a voluntary cap on the fund’s total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, this indicates that the cap was triggered and advisory fees were waived by Standish.

A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust’s Board of Trustees in approving the funds’ advisory agreements is available in the funds’ most recent annual reports for the period ended December 31.

11

Group of Global Fixed Income Funds

Investment and Account Information

How to purchase shares	Minimum initial investment: $100,000 Minimum subsequent investment: $5,000
Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Standish, its affiliates and their immediate families.

All orders to purchase shares received by the distributor or its agent before The close of regular trading on the New York Stock Exchange will be executed at that day’s share price. Orders received after that time will be executed at the next business day’s price. All orders must be in good form and accompanied by payment. Each fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

Good form
Good form means that you have provided the following information with your request: Name of the fund; account number (if an existing account); dollar amount or number of shares to be purchased (or exchanged or redeemed); and the signature of each owner exactly as the account is registered in the case of a redemption request. Good form also means there are no outstanding claims against your account or transaction limitations on your account. Also, a signature guarantee may be required with certain requests.

By check Opening an account	• Send a check to the distributor payable to Mellon Institutional Funds with the completed original account application.
Adding to an account	• Send a check to the distributor payable to Mellon Institutional Funds and a letter of instruction with the account name and number and effective date of the request.
• Payment must be made in U.S. dollars and drawn on a U.S. bank. The funds do not accept third-party checks, travelers’ checks, credit card checks or money orders.

By wire Opening an account	• Send the completed original account application to the distributor.
• Call the distributor to obtain an account number.
• Instruct your bank to wire the purchase amount to Mellon Bank, N.A. (see below).
Adding to an account	• Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon Bank, N.A. (see below).

By fax Opening an account	• Fax the completed account application to 781-796-2864.
• Mail the original account application to the distributor.
• Follow the instructions for opening an account by wire.
Adding to an account	• Fax a letter of instruction to 781-796-2864 with the account name and number and effective date of the request.
• Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon Bank, N.A.

12

Group of Global Fixed Income Funds

Through a financial intermediary Opening or adding to an account
•  Contact your financial intermediary. You may purchase fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than the funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the funds directly. MBSC Securities Corporation, the distributor of the funds, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward purchase orders to the funds on your behalf. Your purchase order must be received in good order by these intermediaries before the close of regular trading on the New York Stock Exchange (“NYSE”) to receive that day’s share price. The funds pay administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services. Mellon Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.

	The distributor’s address is: MBSC Securities Corporation P.O. Box 8585 Boston, Massachusetts 02266-8585 Tel: 800-221-4795 Fax: 781-796-2864 Email: mifunds@mellon.com	Wire instructions: Mellon Bank, N.A. Boston, MA ABA#: 011001438 Account #: 79650-4116 Fund name: Investor account #:
How to exchange shares
You may exchange shares of a fund for shares of any other fund in the Mellon Institutional Funds family of funds, if the registration of both accounts is identical. Shares exchanged within 30 days of purchase may be subject to a redemption fee. See “Investment and Account Information — Redemption Fee” for more information. A fund may refuse any exchange order and may modify or terminate its exchange privilege affecting all shareholders on 60 days’ notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, a fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund during any consecutive 12-month period. Multiple exchanges out of the same fund that occur in the same day will be considered one exchange. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

By mail	• Send a letter of instruction to the distributor signed by each registered account owner.
• Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.
• Provide both account numbers.
• Signature guarantees may be required (see below).
By telephone	• If the account has telephone privileges, call the distributor.
• Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.
• Provide both account numbers.
• The distributor may ask for identification and all telephone transactions may be recorded.

13

Group of Global Fixed Income Funds

Investment and Account Information

Through a financial intermediary
•  Contact your financial intermediary. You may exchange fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may have different requirements than the funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the funds directly. MBSC Securities Corporation, the distributor of the funds, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward exchange orders to the funds on your behalf. Your exchange order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price. The funds pay administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services. Mellon Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.

How to redeem shares
All orders to redeem shares received by the distributor or its agent before the close of regular trading on the NYSE will be executed at that day’s share price. Orders received after that time will be executed at the next business day’s price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Shares redeemed within 30 days of purchase may be subject to a redemption fee. See “Investment and Account Information — Redemption Fee” for more information.

By mail	• Send a letter of instruction to the distributor signed by each registered account owner.
• State the name of the fund and number of shares or dollar amount to be sold.
• Provide the account number.
• Signature guarantees may be required (see below).
By telephone	• If the account has telephone privileges, call the distributor.
For check or wire	• Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.
• The distributor may ask for identification and all telephone transactions may be recorded.
By fax	• Fax the request to the distributor at 781-796-2864.
• Include your name, the name of the fund and the number of shares or dollar amount to be sold.
• Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.
Through a financial intermediary
•  Contact your financial intermediary. You may redeem fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the funds directly. MBSC Securities Corporation, the distributor of the funds, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward redemption orders to the funds on your behalf. Your redemption request must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price. The funds pay administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services. Mellon Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.

14

Group of Global Fixed Income Funds

Redemption fee
Short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. Each fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 30 calendar days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:

Exemptions	Certain Retirement Account Activity:
• Shares redeemed as a result of a retirement plan sponsor decision (e.g. retirement plan-wide re-allocations or termination).
• Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

•  Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals, Qualified Domestic Relations Orders (“QDROs”) and exchanges out from Qualified Default Investment Alternatives (“QDIAs”).

Non-shareholder Directed Activity:
• Shares redeemed through an automatic, nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.
Other Activity:
• Redemptions of $2,500 or less.
• Rollovers, transfers and changes of account registration within a fund (provided the monies do not leave the fund), and redemptions in kind.
• Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund’s Chief Compliance Officer.

The funds may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy. In addition, the funds may modify their redemption policies at any time without giving advance notice to shareholders.

While the funds seek to apply its redemption fee policy to all accounts, a fund may not be able to apply the policy to accounts which are maintained by some financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated (“Omnibus Accounts”) because of the difficulty in identifying individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. The fund’s ability to monitor the trading activity of investors whose shares are held in Omnibus Accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund’s distributor and financial intermediaries include obligations for the intermediary to comply with the terms of this prospectus, and to provide or arrange to have provided identification and trading activity information for any investor in an Omnibus Account maintained by such intermediary upon the fund’s request. To the extent a fund is able to identify excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the intermediary to enforce the Mellon Institutional Funds’ redemption fee policy. In addition, some financial intermediaries have agreed to monitor short-term trading and excessive exchange activity on transactions in their customer accounts in accordance with the intermediary’s own policy, which may differ from the funds’ policy in terms of the amount or existence of a redemption fee, the holding period and the types of transactions which could trigger the fee. The funds may allow the intermediary to apply its own policy to its customer’s accounts in place of funds’ redemption fee policy if the funds determine the intermediary’s policy is reasonably designed and sufficiently similar to the funds’ policy. Investors who own fund shares indirectly should contact their financial intermediary to determine what restrictions apply to their shares.

15

Group of Global Fixed Income Funds

Investment and Account Information

Administrative service fee
Each fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, Omnibus Accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, each fund may pay each Plan Administrator a service fee in an amount of up to 0.15% (on an annualized basis) of a fund’s average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator.

Additional compensation
The adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services relating to Mellon Institutional Funds. These payments may provide an incentive for these entities to actively promote the funds relative to alternative investments or cooperate with the distributor’s promotional efforts.

16

Group of Global Fixed Income Funds

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. The adviser will determine if the securities are consistent with the fund’s objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities and such transactions generally are treated as taxable sales of the securities you exchange for federal tax purposes.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

•	members of the STAMP program or the Exchange’s Medallion Signature Program

•	a broker or securities dealer

•	a federal savings, cooperative or other type of bank

•	a savings and loan or other thrift institution

•	a credit union

•	a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Household delivery of fund documents

With your consent, a single prospectus and shareholder report may be sent to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Mellon Institutional Funds, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. Mellon Institutional Funds will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares

Each fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund’s distributor or its agent. See, “How to purchase shares” on page 12. Each fund calculates its NAV once daily as of the close of regular trading on the NYSE — generally at 4:00 p.m., New York time — on each day the NYSE is open. A fund’s NAV will not be calculated on the days on which the NYSE is closed for trading, such as on national holidays. If the NYSE closes early, the funds accelerate calculation of NAV and transaction deadlines to that time.

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invests in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE. If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds declare and distribute dividends from net investment income quarterly and distribute net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

17

Group of Global Fixed Income Funds

Fund Details

Tools used to combat short-term trading and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds’ shares to be excessive if:

•	You sell shares within a short period of time after the shares were purchased;

•	You make two or more purchases and redemptions within a short period of time;

•	You enter into a series of transactions that is indicative of a timing pattern or strategy; or

•	We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the funds. These include policies and procedures relating to:

•	trade activity monitoring;

•	exchange guidelines;

•	redemption fee on certain trades in certain funds; and

•	use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades on a daily basis in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder’s accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under “Investment and Account Information — How to exchange shares,” you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See “Investment and Account Information — How to exchange shares” for more information.

Redemption fee

Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the funds within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond Fund) in violation of the policy. See “Investment and Account Information — Redemption Fee” for more information.

Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the funds’ net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the funds may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See “Investment and Account Information — Valuation of Shares” for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.

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Group of Global Fixed Income Funds

Taxes

Transactions	U.S. Federal Income Tax Status (for taxable investors only)
Sales or exchanges of shares.	Usually capital gain or loss. Tax rate depends on how long shares are held.
Distributions of long-term capital gain	Taxable as long-term capital gain.
Distributions of short-term capital gain	Taxable as ordinary income.
Dividends from net investment income
Taxable as either ordinary income or qualified dividend income taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if so designated by a fund and certain other conditions are met by the fund and the shareholder, including holding period requirements. Generally, the funds’ dividends are not expected to be eligible to be treated as qualified dividend income.

Every January, the funds provide information to their shareholders about the funds’ dividends and distributions, which are taxable even if reinvested, and about the shareholders’ redemptions during the previous calendar year. Any shareholder who does not provide the funds with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Shareholders generally should avoid investing in a fund shortly before an expected dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder’s investment.

Shareholders should consult their tax advisers about their own particular tax situations.

The funds’ service providers

Principal Underwriter
MBSC Securities Corporation

Custodian and Fund Accountant
Mellon Bank, N.A.

Transfer Agent
Dreyfus Transfer, Inc.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

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Group of Global Fixed Income Funds

Financial Highlights

The financial highlights tables are intended to help shareholders understand the funds’ financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). This information was derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the funds’ financial statements, are included in the funds’ annual reports (available upon request).

International Fixed Income Fund

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$18.14	$17.55	$21.35	$21.02	$20.04
From Operations:
Net investment income(a)	0.69	0.53	0.75	0.75	0.66
Net realized and unrealized gain (loss) on investments	0.10	0.21	0.23	0.27	0.32
Total from investment operations	0.79	0.74	0.98	1.02	0.98
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.15)	(4.78)	(0.69)	—
Net Asset Value, End of Year	$18.57	$18.14	$17.55	$21.35	$21.02
Total Return	4.35%	4.27%	4.72%	4.90%	4.89%
Ratios/Supplemental Data:
Expenses (to average daily net assets)	0.70%	0.68%	0.58%	0.57%	0.59%
Net Investment Income (to average daily net assets)	3.73%	3.01%	3.49%	3.43%	3.20%
Portfolio Turnover(b)
Inclusive	168%	—	—	—	—
Exclusive	140%	89%	168%	170%	185%
Net Assets, End of Year (000’s omitted)	$99,877	$93,344	$122,721	$302,406	$369,706

(a)	Calculated based on average shares outstanding.

(b)	The portfolio’s turnover rate is presented inclusive and exclusive of the effect of rolling forward purchase commitments.

20

Group of Global Fixed Income Funds

Global Fixed Income Fund

	Year Ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$18.60		$18.28	$19.64	$20.67	$19.43
From Operations:
Net investment income*(a)	0.85		0.70	0.75	0.83	0.75
Net realized and unrealized gain (loss) on investments	(0.06	)(d)	0.22	(0.04)	0.20	0.49
Total from investment operations	0.79		0.92	0.71	1.03	1.24
Less Distributions to Shareholders:
From net investment income	(0.66)		(0.60)	(2.07)	(2.06)	—
Total distributions to shareholders	(0.66)		(0.60)	(2.07)	(2.06)	—
Net Asset Value, End of Year	$18.73		$18.60	$18.28	$19.64	$20.67
Total Return(b)	4.30%		5.09%	3.64%	4.98%	6.38%
Ratios/Supplemental Data:
Expenses (to average daily net assets)*(c)	0.65%		0.65%	0.65%	0.65%	0.65%
Net Investment Income (to average daily net assets)*	4.54%		3.79%	3.75%	3.86%	3.74%
Portfolio Turnover(e)(f)
Inclusive	274%		152%	181%	166%	222%
Exclusive	128%		122%	167%	130%	—
Net Assets, End of Year (000’s omitted)	$40,833		$41,660	$70,168	$72,241	$146,186

*	For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursement would have been:

Net investment income per share(a)	$0.80	$0.67	$0.73	$0.83	$0.74
Ratios (to average daily net assets):
Expenses(c)	0.91%	0.81%	0.77%	0.68%	0.70%
Net investment income	4.28%	3.64%	3.63%	3.83%	3.69%

(a)	Calculated based on average shares outstanding,

(b)	Total return would have been lower in the absence of expense waivers.

(c)	Includes the fund’s share of the Standish Mellon Global Fixed Income Portfolio’s (the “Portfolio”) allocated expenses.

(d)	Amounts include litigation proceeds received by the fund of $0.01 for the year ended December 31, 2007.

(e)	On October 25, 2007, the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective October 26, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the fund and the Portfolio for the year. The amounts shown for 2003–2006 are ratios for the Portfolio.

(f)	Beginning in 2004, the portfolio turnover rate is presented inclusive and exclusive of the effect of rolling forward purchase commitments.

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Group of Global Fixed Income Funds

For More
Information

Standish is an investment counseling firm that
manages assets for institutional investors and
high net worth individuals as well as mutual
funds. Standish offers a broad array of investment
services that includes management of domestic
and international fixed income portfolios.

For investors who want more information about Mellon Institutional Group of Global Fixed Income Funds, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders, as well as the funds’ quarterly reports filed with the Securities and Exchange Commission. Each fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585

Telephone: 800.221.4795

Email:
mifunds@mellon.com

Internet:
http://www.melloninstitutionalfunds.com

Investors can review the funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202.551.8090 for hours of operation. Investors can get text-only copies.

•	For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

•	For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

•	Free from the Commission’s Internet website at http://www.sec.gov

MELLON INSTITUTIONAL FUNDS

ONE BOSTON PLACE

BOSTON, MA 02108-4408

800.221.4795

WWW.MELLONINSTITUTIONALFUNDS.COM

Investment Company Act
File Number (811-4813)

22

Group of Global Fixed Income Funds

May 1, 2008

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

BNY Mellon Financial Center

One Boston Place

Boston, Massachusetts 02108

(800) 221-4795

STATEMENT OF ADDITIONAL INFORMATION

Standish Mellon Fixed Income Fund

This Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the prospectus dated May 1, 2008, as amended and/or supplemented from time to time, of Standish Mellon Fixed Income Fund (“Fixed Income Fund” or the “fund”), a separate investment series of Mellon Institutional Funds Investment Trust (the “Trust”).

The SAI should be read in conjunction with the fund’s prospectus. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission (“SEC”). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the fund by contacting the fund at the phone number above. The fund’s financial statements, which are included in the 2007 annual reports to shareholders, are incorporated by reference into this SAI.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES	3
INVESTMENT RESTRICTIONS	29
PORTFOLIO HOLDINGS DISCLOSURE	30
MANAGEMENT	31
CODE OF ETHICS	39
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES	39
PURCHASE AND REDEMPTION OF SHARES	41
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS	41
PORTFOLIO TRANSACTIONS	44
BROKERAGE COMMISSIONS	45
DETERMINATION OF NET ASSET VALUE	45
THE FUND AND ITS SHARES	46
TAXATION	47
ADDITIONAL INFORMATION	52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	52
AND FINANCIAL STATEMENTS	52
APPENDIX	54

INVESTMENT OBJECTIVES AND POLICIES

The prospectus describes the investment objective and policies of the fund. The following discussion supplements the description of the fund’s investment policies in the prospectus.

Adviser. Standish Mellon Asset Management Company LLC (“Standish” or the “adviser”) is the investment adviser to the fund.

Suitability. The fund is not intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding the fund’s ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses that may accompany the investments contemplated by the fund.

Credit Quality. Investment grade securities are those that are rated at Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s Ratings Group (“Standard & Poors”), or Fitch IBCA International (“Fitch”) or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody’s or AAA, AA, A, A-1 by Standard & Poor’s or Fitch). Each rating category includes plus and minus ratings within the category. For example, securities rated Baa+/BBB+ and Baa-/BBB- are included within the Baa/BBB rating category.

Securities rated Baa or P-2 by Moody’s or BBB, A-2 by Standard & Poor’s or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer’s capability to pay interest and repay principal than is the case for high-grade securities.

Fixed income securities rated Ba and below by Moody’s or BB and below by Standard & Poor’s or Fitch, or, if unrated, determined by the adviser to be of comparable credit quality are considered below investment grade obligations. Below investment grade securities, commonly referred to as “junk bonds,” carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. To the extent the fund invests in medium grade or below investment grade fixed income securities, the adviser attempts to select those fixed income securities that have the potential for upgrade.

If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute the fund’s credit quality and also to determine the security’s rating category for the fund. In the case of unrated sovereign and subnational debt of foreign countries, the adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by the fund is downgraded below the minimum rating required for the particular fund, the adviser will determine whether to retain that security in the fund’s portfolio.

Maturity and Duration. The fund generally invests in securities with final maturities, average lives or interest rate reset frequencies as stated in the fund’s prospectus. However, the fund may purchase individual securities with effective maturities that are outside of these ranges. The effective maturity of an individual portfolio security in which the fund invests is defined as the period remaining until the earliest date when the fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon-reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, certain fixed-income securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to the fund than was anticipated at the time the securities were purchased. The fund’s reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

Duration of an individual portfolio security is a measure of the security’s price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, the fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. The fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

Securities. The fund invests primarily in all types of fixed income securities. In addition, the fund may purchase shares of other investment companies and real estate investment trusts (“REITs”). The fund may also enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis. Please refer to the fund’s specific investment objective and policies and “Description of Securities and Related Risks” for a more comprehensive list of permissible securities and investments.

Additional Information. On July 1, 2003, the fund changed its name from Standish Fixed Income Fund to Standish Mellon Fixed Income Fund.

Description of Securities and Related Risks

General Risks of Investing

The prospectus discusses the principal risks of investing in the fund. The following discussion provides additional information on the risks associated with an investment in the fund. The fund invests primarily in fixed income securities and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. The fund is also subject to risks associated with direct investments in foreign securities as described under the “Specific Risks” section.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing the fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call (Prepayment) Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call or prepayment risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and the fund will suffer from the inability to invest in higher yield securities.

Specific Risks

The following sections include descriptions of specific risks that are associated with the fund’s purchase of a particular type of security or the utilization of a specific investment technique.

Corporate Debt Obligations. The fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and companies, including obligations of industrial, utility, banking and other financial issuers. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. Government Securities. The fund may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“GNMA”)), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association (“SLMA”)), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”)), or (d) only the credit of the agency. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future. U.S. government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently (“STRIPs”).

Foreign Securities. The fund may invest to a limited degree, in securities of foreign governments and companies. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which the fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

Investing in Emerging Markets. Although the fund invests primarily in securities of established issuers based in developed foreign countries, it may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. The fund may invest up to 10% of its total assets in issuers located in emerging markets generally, with a limit of 3% of total assets invested in issuers located in any one emerging market. These limitations do not apply to investments denominated or quoted in the euro.

The fund may also invest in currencies of such countries and may engage in Strategic Transactions in the markets of such countries. Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These risks may be related to (i) restrictions on foreign investment and repatriation of capital; (ii) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of the emerging market countries compared to the U.S. securities markets; (iii) economic, political and social factors; and (iv) foreign exchange matters such as fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. A fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the fund, the adviser and its affiliates and their respective clients and other service providers. The fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the fund’s performance and may adversely affect the liquidity of the fund’s investments to the extent that it invests in certain emerging market countries.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the fund’s investment in certain emerging market countries, require governmental approval prior to investments by the fund or limit investment by the fund to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the fund may be limited by government regulation or a company’s charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the fund. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries, and the fund is not required to invest in any emerging market country.

In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the fund may invest only through investment funds in such emerging market countries.

The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Securities of most emerging market companies are generally less liquid and subject to greater price volatility than securities of U.S. companies of comparable size. Some of the securities exchanges in the emerging market countries are in the earliest stages of their development.

Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which the fund’s operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses.

Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and the fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and the fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

As of April 1, 2008, three shareholders of record held 35.6% of the outstanding shares of the fund.  Investment activities of these shareholders could have a material impact on the operations of the fund.  For example, a significant redemption by such shareholders could result in illiquid or less liquid investments comprising a larger portion of the fund’s portfolio.

Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of the fund's assets so invested.

Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse affect on market prices of securities and payment of dividends.

Currency Risks. The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the fund’s assets quoted in those currencies. No more than 10% of the fund’s total assets will be invested in foreign securities not subject to hedging transactions back into U.S. dollars. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which the fund’s securities are denominated may have a detrimental impact on the fund’s net asset value except to the extent such foreign currency exposure is subject to hedging transactions. The fund utilizes various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, forward currency exchange contracts, currency swaps and currency options. The fund’s use of currency transactions may expose it to risks independent of its securities positions. See “Strategic Transactions” within the “Investment Techniques and Related Risks” section for a discussion of the risks associated with such strategies.

Below Investment Grade Fixed Income Securities. The fund may invest up to 15% of its total assets in below investment grade securities. Below investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities or “junk bonds,” may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high yield markets generally and less secondary market liquidity.

The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

The market values of high yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than for issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high yield bond market and investor perceptions regarding lower rated securities, whether or not consistent with the fund’s fundamental analysis, may depress the prices for such securities.

Since investors generally perceive that there are greater risks associated with below investment grade securities of the type in which the fund invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund’s net asset value.

The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

The secondary market for high yield, fixed-income securities is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund’s net asset value. A less liquid secondary market also may make it more difficult for the fund to obtain precise valuations of the high yield securities in its portfolio.

Proposed federal legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

Below investment grade or high yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. In addition, if the fund experiences unexpected net redemptions of its shares, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the fund’s portfolio and increasing the exposure of the fund to the risks of high yield securities. The fund may also incur additional expenses to the extent that either is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the adviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The adviser continually monitors the investments held by the fund and evaluates whether to dispose of or to retain below investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

For the fiscal year ended December 31, 2007, the fund’s investments, on an average dollar-weighted basis, calculated at the end of each month, had the following credit quality characteristics:

Investments	Percentage
U.S. Governmental securities	18.89%

U.S. Government Agency securities	28.05%
Corporate Bonds:
Aaa or AAA	14.53%
Aa or AA	6.47%
A	13.40%
Baa or BBB	15.91%
Ba or BB	1.93%
B	0.83%
Below B (downgraded after initial purchase)	0.0%
100.0%

Sovereign Debt Obligations. The fund may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Brady Bonds. The fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued by many governments including Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Russia and Venezuela. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.

Obligations of Supranational Entities. The fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European

Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Eurodollar and Yankee Dollar Investments. The fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The fund may invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Mortgage-Backed Securities. The fund may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, GNMA, FNMA or FHLMC. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a fund’s ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a fund’s exposure to rising interest rates and prevent a fund from taking advantage of such higher yields.

GNMA securities are backed by the full faith and credit of the U.S. government, which means that the U.S. government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. government; however, these enterprises have the ability to obtain financing from the U.S. Treasury.

Multiple class securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The fund does not intend to purchase residual interests in REMICs.

Stripped mortgage-backed securities (“SMBS”) are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, a fund may fail to recoup fully its initial investment in these securities. Although the markets for SMBS and CMOs are increasingly liquid, certain SMBS and CMOs may not be readily marketable and will be considered illiquid for purposes of the fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Reduced investor demand for mortgage loans and mortgage-related securities resulting from delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) and related market events have negatively impacted the performance and market value of certain mortgage-related investments and other fixed income securities, and increased investor yield requirements. This in turn has resulted in limited liquidity in the secondary market for such securities, adversely affecting the market value of mortgage-related securities and resulting in higher than usual volatility in the credit markets generally. It is possible that such limited liquidity in the secondary market for mortgage-related securities, and the related credit market volatility, could continue or worsen. To the extent that the market for securities in the Fund’s portfolio becomes illiquid, the Fund might realize upon sale of an affected holding substantially less than the amount at which the Fund had previously been valuing the security in calculating its net asset value, and the Fund may incur substantial losses as a result.

Life of Mortgage-Related Obligations. The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

GNMA Certificates. The Government National Mortgage Association (“GNMA”) was established in 1968 when the Federal National Mortgage Association (“FNMA”) was separated into two organizations, GNMA and FNMA. GNMA is a wholly owned government corporation within the Department of Housing and Urban Development. GNMA developed the first mortgage-backed pass-through instruments in 1970 for Farmers Home Administration-FHMA- insured, Federal Housing Administration-FHA-insured and for Veterans Administration-or VA-guaranteed mortgages (“government mortgages”).

GNMA purchases government mortgages and occasionally conventional mortgages to support the housing market. GNMA is known primarily, however, for its role as guarantor of pass-through securities collateralized by government mortgages.

Under the GNMA II program, loans with different interest rates can be included in a single pool and mortgages originated by more than one lender can be assembled in a pool. In addition, loans made by a single lender can be packaged in a custom pool (a pool containing loans with specific characteristics or requirements).

GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

Yield Characteristics of GNMA Certificates. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed, FHMA-insured or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer.

The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for several reasons. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is paid monthly, rather than semi-annually as with traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates. Finally, the actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the GNMA Certificate. If mortgagors prepay their mortgages, the principal returned to GNMA Certificate holders may be reinvested at higher or lower rates.

Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate’s coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

FHLMC Participation Certificates. The Federal Home Loan Mortgage Corporation (“FHLMC”) was created by the Emergency Home Finance Act of 1970. It is a private corporation, initially capitalized by the Federal Home Loan Bank System, charged with supporting the mortgage lending activities of savings and loan associations by providing an active secondary market for conventional mortgages. To finance its mortgage purchases, FHLMC issues FHLMC Participation Certificates and Collateralized Mortgage Obligations (“CMOs”).

Participation Certificates represent an undivided interest in a pool of mortgage loans. FHLMC purchases whole loans or participations on 30-year and 15-year fixed-rate mortgages, adjustable-rate mortgages (“ARMs”) and home improvement loans. Under certain programs, it will also purchase FHA and VA mortgages.

Loans pooled for FHLMC must have a minimum coupon rate equal to the Participation Certificate rate specified at delivery, plus a required spread for the corporation and a minimum-servicing fee. FHLMC guarantees timely payment of the interest and the ultimate payment of principal of its Participation Certificates. This guarantee is backed by reserves set aside to protect against losses due to default. The FHLMC CMO is divided into varying maturities with prepayment set specifically for holders of the shorter-term securities. The CMO is designed to respond to investor concerns about early repayment of mortgages.

FHLMC’s CMOs are general obligations, and FHLMC will be required to use its general funds to make principal and interest payments on CMOs if payments generated by the underlying pool of mortgages are insufficient to pay principal and interest on the CMO.

A CMO is a cash-flow bond in which mortgage payments from underlying mortgage pools pay principal and interest to CMO bondholders. The CMO is structured to address two major shortcomings associated with traditional pass-through securities: payment frequency and prepayment risk. Traditional pass-through securities pay interest and amortized principal on a monthly basis whereas CMOs normally pay principal and interest semi-annually. In addition, mortgage-backed securities carry the risk that individual mortgagors in the mortgage pool may exercise their prepayment privileges, leading to irregular cash flow and uncertain average lives, durations and yields.

A typical example of a CMO structure contains four tranches, which are generally referred to as classes A, B, C and Z. Each tranche is identified by its coupon and maturity. The first three classes are usually current interest-bearing bonds paying interest on a quarterly or semi-annual basis, while the fourth, Class Z, is an accrual bond. Amortized principal payments and prepayments from the underlying mortgage collateral redeem principal of the CMO sequentially; payments from the mortgages first redeem principal on the Class A bonds. When principal of the Class A bonds has been redeemed, the payments then redeem principal on the Class B bonds. This pattern of using principal payments to redeem each bond sequentially continues until the Class C bonds have been retired. At this point, Class Z bonds begin paying interest and amortized principal on their accrued value.

The final tranche of a CMO is usually a deferred interest bond, commonly referred to as the Z bond. This bond accrues interest at its coupon rate but does not pay this interest until all previous tranches have been fully retired. While earlier classes remain outstanding, interest accrued on the Z bond is compounded and added to the outstanding principal. The deferred interest period ends when all previous tranches are retired, at which point the Z bond pays periodic interest and principal until it matures. The adviser might purchase a Z bond for the fund if it expected interest rates to decline.

FNMA Securities. FNMA was created by the National Housing Act of 1938. In 1968, the agency was separated into two organizations, GNMA to support a secondary market for government mortgages and FNMA to act as a private corporation supporting the housing market.

FNMA pools may contain fixed-rate conventional loans on one-to-four-family properties. Seasoned FHA and VA loans, as well as conventional growing equity mortgages, are eligible for separate pools. FNMA will consider other types of loans for securities pooling on a negotiated basis. A single pool may include mortgages with different loan-to-value ratios and interest rates.

Privately-Issued Mortgage Loan Pools. Savings associations, commercial banks and investment bankers issue pass-through securities secured by a pool of mortgages.

Generally, only conventional mortgages on single-family properties are included in private issues, though seasoned loans and variable rate mortgages are sometimes included. Private placements allow purchasers to negotiate terms of transactions. Maximum amounts for individual loans may exceed the loan limit set for government agency purchases. The pool size may vary.

Privately-issued mortgage-related obligations do not carry government or quasi-government guarantees. Rather, mortgage pool insurance generally is used to insure against credit losses that may occur in the mortgage pool. Pool insurance protects against credit losses to the extent of the coverage in force.

In addition to the insurance coverage to protect against defaults on the underlying mortgages, mortgage-backed securities can be protected against the nonperformance or poor performance of servicers. Performance bonding of obligations such as those of the servicers under the origination, servicing or other contractual agreement will protect the value of the pool of insured mortgages and enhance the marketability.

The rating received by a mortgage security will be a major factor in its marketability. For public issues, a rating is always required, but it may be optional for private placements depending on the demands of the marketplace and investors. Before rating an issue, a rating agency such as Standard & Poor’s or Moody’s will consider several factors, including: the creditworthiness of the issuer; the issuer’s track record as an originator and servicer; the type, term and characteristics of the mortgages, as well as loan-to-value ratio and loan amounts; the insurer and the level of mortgage insurance and hazard insurance provided. Where an equity reserve account or letter of credit is offered, the rating agency will also examine the adequacy of the reserve and the strength of the issuer of the letter of credit.

Asset-Backed Securities. The fund may invest in asset-backed securities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Convertible Securities. The fund may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by the fund entitle the fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

Investments in Other Investment Companies. The fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The fund may invest in investment companies whose portfolios are designed to replicate the composition and performance of a particular index. For example, World Equity Benchmark Series (“WEBS”) are exchange-traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Real Estate Investment Trusts. The fund may invest in REITs. REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Code.

Inverse Floating Rate Securities. The fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Zero Coupon and Deferred Payment Securities. The fund may invest in zero coupons and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. The fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because the fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the fund will have fewer assets with which to purchase income-producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Structured or Hybrid Notes. The fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark asset while fixing the maximum loss that it may experience in the event that the security does not perform as expected. Depending on the terms of the note, the fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund’s loss cannot exceed this foregone interest and/or principal. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, of the fund’s net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the fund’s limitations on investments in illiquid securities. It is expected that not more than 5% of the fund’s net assets will be at risk as a result of such investments.

Tax-Exempt Securities. The fund is managed without regard to potential tax consequences. If the adviser believes that tax-exempt securities will provide competitive returns, the fund may invest up to 10% of its total assets in tax-exempt securities. The fund’s distributions of interest earned from these investments will be taxable.

Investment Techniques and Related Risks

Strategic Transactions. The fund may, but is not required to, utilize various investment strategies to seek to hedge various market risks (such as interest rates, currency exchange rates, credit default risk, and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed-equity securities, or to seek to enhance potential return, including income from selling credit default protection. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, the fund may

•	purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments;
•	purchase and sell financial futures contracts and options thereon;
•	enter into various interest rate transactions such as swaps, caps, floors or collars;
•	enter into credit default and other types of swaps; and
•

enter into various currency transactions such as currency forward contracts, cross-currency future contracts, currency futures contracts, currency swaps or options on currencies or currency futures, forward currency exchange contracts.

(Collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used for the following purposes:

•

to seek to protect against possible changes in the market value of securities held in or to be purchased for the fund’s portfolio resulting from securities markets, or currency exchange rate fluctuations or from adverse changes in borrowers’ credit quality;

•	to seek to protect the fund’s unrealized gains in the value of their portfolio securities;
•	to facilitate the sale of portfolio securities for investment purposes, to seek to manage effective maturity or duration;
•	to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities; or
•

to enhance potential return, including income from selling credit default protection, through non-hedging transactions, although the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes.

The ability of the fund to utilize Strategic Transactions successfully will depend on the adviser’s ability to predict pertinent market and interest rate movements, which cannot be assured. The fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The fund’s activities involving Strategic Transactions may be limited in order to allow the fund to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the Counterparty to the transaction, illiquidity and, to the extent the adviser’s view as to certain market or interest rate movements or a borrower’s credit quality is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The use of currency transactions can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain other risks. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its investments or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The writing of options could significantly increase the fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund’s position. Futures markets are highly volatile and the use of futures may increase the volatility of the fund’s net asset value.

In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the fund in writing options on futures and entering into futures transactions is potentially unlimited. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the fund’s assets in special accounts, as described below under “Use of Segregated Accounts.”

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The fund is authorized to purchase and sell both exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will attempt to sell (write) OTC options that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the fund, and portfolio securities “covering” the amount of the fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to the fund’s restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with “primary dealers” pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The fund generally expects to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function securing the performance of an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor of or support for the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poors or Moody’s or an equivalent rating from any other nationally recognized statistical rating organization (“NRSRO”) or the debt of which is determined to be of equivalent credit quality by the adviser.

If the fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund’s income. The sale (writing) of put options can also provide income.

The fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the fund must be covered (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, the fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund’s net exposure on its written option position. Even though the fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

The fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The fund will not sell put options if, as a result, more than 50% of the fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. The fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures. The fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or on certain foreign exchanges.

The sale of futures contracts creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

The fund’s use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and in particular the regulations of the CFTC which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) to engage in such transactions without registering as commodity pool operators. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions. The fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The fund may enter into OTC currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by Standard & Poors or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

The fund’s transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See “Strategic Transactions.” Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, the fund may hold a South Korean government bond and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The U.S. dollar value of the contract would not exceed the U.S. dollar value of the portfolio securities denominated in linked currencies. For example, if the adviser considers that the Korean won is linked to the Japanese yen, and the fund’s portfolio contains securities denominated in won and the adviser believes that the value of won will decline against the U.S. dollar, the adviser may enter into a contract to sell yen and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If the fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Forward Currency Exchange Contracts. The fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of Counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the fund primarily to protect the value of the fund’s foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the fund’s Statement of Assets and Liabilities.

Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple swap transactions, structured notes and any combination of futures, options, currency and swap transactions (“component transactions”), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the fund may enter are interest rate, credit default, currency and index swaps and the purchase or sale of related caps, floors and collars. The fund may also purchase and sell (write) call and put options on swaps, which are also known as swaptions. The fund may enter into these transactions for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of the fund’s portfolio, protecting against adverse changes in a borrower’s credit quality, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes.

Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The fund may use credit default swaps to obtain a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer’s default. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

The fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the fund receiving or paying, as the case may be, only the net amount of the two payments. The fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by

Standard & Poors or Moody’s or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations. The liquidity of swaps, caps, floors and collars will be determined for purposes of a fund’s policy regarding illiquid securities, based upon continuing review of the trading markets for the specific security. The Board of Trustees of the Trust have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations.

Risks of Strategic Transactions Outside the United States. The fund may use Strategic Transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the ability of the fund to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts. The fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The fund will cover Strategic Transactions as required by interpretive positions of the SEC. The fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) liquid assets with a value sufficient to cover its potential obligations. (The fund may have to comply with other applicable regulatory requirements for Strategic Transactions.) If the market value of these securities declines or the fund’s obligation on the underlying Strategic Transaction increases, additional liquid assets will be segregated daily so that the aggregate market value of the segregated assets is at least equal to the amount of the fund’s obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund’s assets could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

“When-Issued,” “Delayed Delivery” and “Forward Commitment” Securities. The fund places no limit on investments in when-issued and delayed delivery securities. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 60 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that the fund enters into the commitment, but interest will not accrue to the fund until delivery of and payment for the securities. Although the fund will only make commitments to purchase “when-issued” and “delayed delivery” securities with the intention of actually acquiring the securities, the fund may sell the securities before the settlement date if deemed advisable by the adviser.

Unless the fund has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, the fund will segregate, on its records or with its custodian,

liquid assets with a market value at least equal to the amount of the fund’s commitment. If the market value of these securities declines, additional assets will be segregated daily so that the aggregate market value of the segregated assets is at least equal to the amount of the fund’s commitment.

Securities purchased on a “when-issued,” “delayed delivery” or “forward commitment” basis may have a market value on delivery which is less than the amount paid by the fund. Changes in market value may be based upon the public’s perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of “when-issued,” “delayed delivery” and “forward commitment” securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

Repurchase Agreements. The fund may invest up to 5% and 33 1/3%, respectively, of net assets in repurchase agreements. A repurchase agreement is an agreement under which a fund acquires money market instruments (generally U.S. government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the fund and is unrelated to the interest rate on the instruments. The instruments acquired by the fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the fund’s custodian bank until they are repurchased. In evaluating whether to enter into a repurchase agreement, the adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Board of Trustees of the Trust.

The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the fund at a time when their market value has declined, the fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the fund are collateral for a loan by the fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Reverse Repurchase Agreements. In a reverse repurchase agreement the fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the fund enters into a reverse repurchase agreement, it will establish a segregated account containing liquid assets having a value not less than the repurchase price (including accrued interest) that is marked to market daily. Reverse repurchase agreements involve the risks that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price or that the Counterparty may default on its obligation to resell the securities. The SEC considers reverse repurchase agreements to be borrowings by the fund under the1940 Act. The fund intends to enter into reverse repurchase agreements to provide cash to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

Forward Roll Transactions. To seek to enhance current income, the fund may invest in forward roll transactions involving mortgage-backed securities. The fund places no limit on investments in forward roll transactions. In a forward roll transaction, the fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that the fund enters into a forward roll transaction, it will place liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of a fund faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a fund, the net asset value of the fund would fall faster than would otherwise be the case.

Short Sales. The fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must segregate liquid assets on its records or in a segregated account with the fund’s custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of net assets for the fund.

Loans of Portfolio Securities. Subject to its investment restrictions, the fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give the fund the right to call a loan and obtain the securities loaned at any time on five days’ notice. For the duration of a loan, the fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the adviser to be of good standing, and when, in the judgment of the adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

Restricted and Illiquid Securities. The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, certain swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under or Section 4(2) of the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Money Market Instruments and Repurchase Agreements. Money market instruments include short-term U.S. and foreign government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances and repurchase agreements.

U.S. government securities include securities which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government which may be guaranteed by the U.S. Treasury or supported by the issuer’s right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

Investments in commercial paper by the fund will be rated P-1 by Moody’s or A-1 by Standard & Poors, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, judged by the adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

Temporary Defensive Investments. The fund may maintain cash balances and purchase money market instruments for cash management and liquidity purposes. The fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper, floating-rate notes and repurchase agreements.

Portfolio Turnover. It is not the policy of the fund to purchase or sell securities for trading purposes. However, the fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. The fund may therefore generally change its portfolio investments at any time in accordance with the adviser’s appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions of which are taxable to the fund’s shareholders as ordinary income.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. There was no significant variation in the portfolio turnover rate during this period, and there is not any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year.

Fund	2007	2006
Fixed Income Portfolio[1]	166%[2]	139%

[1]	Portfolio turnover presented exclusive of the effect of rolling forward purchase commitments.

[2]

On October 25, 2007, the fund, which had owned approximately 100% of the Standish Mellon Fixed Income Portfolio (the “Portfolio”) on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effectively, on October 26, 2007, the fund began investing directly in the securities in which the Portfolio has invested. Portfolio turnover represents investment activity of both the fund and the Portfolio for the year. The amount shown for 2006 is the rate for the Portfolio.

Portfolio Diversification and Concentration. The fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund’s total assets may be invested in the securities of a single issuer and (ii) the fund will purchase no more than 10% of the outstanding voting securities of a single issuer. The fund will not concentrate (invest 25% or more of its total assets) in the securities of issuers in any one industry. The fund’s policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

INVESTMENT RESTRICTIONS

The fund has adopted the following fundamental policies. The fund’s fundamental policies cannot be changed unless the change is approved by the “vote of a majority of the outstanding voting securities” of the fund, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund.

As a matter of fundamental policy, Fixed Income Fund may not:

1.

Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2.

Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

3.

Lend portfolio securities except that the fund (i) may lend portfolio securities in accordance with the fund’s investment policies up to 33 1/3% of the fund’s total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and except that the fund may enter into repurchase agreements with respect to 5% of the value of its net assets.

4.

Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities, including mortgage pass-through securities (GNMAs).

5.

Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

6.	Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.
7.	Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
8.

Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without investor approval in accordance with applicable laws, regulations or regulatory policy. The fund may not:

a.	Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.
b.	Purchase securities of any other investment company except to the extent permitted by the 1940 Act.
c.	Invest more than 15% of its net assets in illiquid securities.

Notwithstanding any fundamental or non-fundamental policy, the fund may invest all of its assets (other than assets which are not “investment securities” (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the fund.

PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees has adopted policies and procedures relating to disclosure of the fund’s portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Generally, the adviser will make the fund’s portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. The adviser normally will publish the fund’s full portfolio holdings thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust’s website (www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

The Trust’s Chief Compliance Officer, or in her absence, an authorized designee within the Trust’s compliance department, is authorized to approve the disclosure of the fund’s full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree (a) to limit the use of that information: (i) pursuant to a confidentiality agreement, (ii) for a legitimate business purpose which does not conflict with the interests of the fund’s shareholders, and (iii) only for such authorized purpose, and (b) not to trade on such information. The Trust’s Chief Compliance Officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund’s shareholders.

As of the date of this statement of additional information, the adviser has no such arrangements.

Except as described above, the fund does not provide or permit others to provide information about the fund’s portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to the fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the adviser, the Trust’s custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the adviser nor any fund receives any compensation or other consideration from these arrangements for the release of the fund’s portfolio holdings information.

The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust’s Chief Compliance Officer to provide reports, at least annually, on its implementation and also requires that the Trust’s Chief Compliance Officer monitor compliance with the policy.

In addition, the fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund’s fiscal quarter.

MANAGEMENT

Trustees and Officers of the Trust

The Board of Trustees has established the investment objective and policies which govern the fund’s operation. The Board has appointed officers of the Trust who conduct the day-to-day business of the fund. The Board, however, remains responsible for ensuring that the fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of the fund’s adviser, Standish, or its affiliates.

Name (Age), Position(s) with the Trust, Address and Date of Birth	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees
Samuel C. Fleming (67), Trustee 61 Meadowbrook Road Weston, MA 02493 9/30/40	Since 1986	Chairman Emeritus, Decision Resources, Inc. (“DRI”) (biotechnology research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI.	17	None
Benjamin M. Friedman (63), Trustee c/o Harvard University Littauer Center 127 Cambridge, MA 02138 8/5/44	Since 1989	William Joseph Maier, Professor of Political Economy, Harvard University	17	None
John H. Hewitt (73), Trustee P.O. Box 2333 New London, NH 03257 4/11/35	Since 1986	Trustee, Mertens House, Inc. (hospice)	17	None
Caleb Loring III (64), Trustee c/o Essex Street Associates P.O. Box 5600 Beverly, MA 01915 11/14/43	Since 1986	Trustee, Essex Street Associates (family investment trust office)	17	None
Interested Trustees
**J. David Officer (59), Trustee (Chairman), President and Chief Executive Officer BNY Mellon Asset Management 200 Park Ave., 55th Fl. New York, NY 10166 8/24/48	Since 2007	Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation; Executive Vice President of The Bank of New York Mellon Corporation; and Director and President of MBSC Securities Corporation	17	None

_________________________

* Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

** Mr. Officer is an “interested Trustee,” as defined in the 1940 Act due to his position as Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation, which is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, and an affiliate of the Adviser.

Interested Principal Officers who are not Trustees
Steven M. Anderson (42), Vice President, Treasurer and Chief Financial Officer BNY Mellon Asset Management, One Boston Place Boston, MA 02108 7/14/65	Vice President since 1999; Treasurer and Chief Financial Officer since 2002	Vice President and Mutual Funds Controller, BNY Mellon Asset Management; formerly Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company LLC	N/A	N/A
Denise B. Kneeland (56), Assistant Vice President and Secretary BNY Mellon Asset Management, One Boston Place Boston, MA 02108 8/19/51	Assistant Vice President since 1996; Secretary since 2007	First Vice President and Manager, BNY Mellon Asset Management; formerly Vice President and Manager, Mutual Funds Operations, Standish Mellon Asset Management Company LLC	N/A	N/A
Mary T. Lomasney (51), Chief Compliance Officer BNY Mellon Asset Management, One Boston Place Boston, MA 02108 4/8/57	Since 2005

First Vice President, BNY Mellon Asset Management and Chief Compliance Officer, Mellon Optima L/S Strategy Fund LLC; formerly Director, Blackrock, Inc., Senior Vice President, State Street Research & Management Company (“SSRM”), Vice President, SSRM

			N/A	N/A

The Trust has three standing committees of the Board – a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Trustee who is not an “interested” person of the Trust (“Independent Trustee”), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The functions of the Committee of Independent Trustees include requesting that the funds’ adviser and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the funds’ adviser and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the funds or its investors; and (iii) the resources, qualifications and profitability of the funds’ adviser and principal underwriter, recommending to the Board the selection, retention or termination of the funds’ adviser and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors’ performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust, the Board of Trustees held six meetings. The Committee of the Independent Trustees held four meetings, the Audit Committee held four meetings and the Nominating Committee did not hold any meetings.

Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2007:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Mellon Institutional Funds Family of Funds
Independent Trustees
Samuel C. Fleming	Over $100,000	Over $100,000
Benjamin M. Friedman	Over $100,000	Over $100,000
John H. Hewitt	Over $100,000	Over $100,000
Caleb Loring, III	None	None
Interested Trustees
J. David Officer *	None	None

* Mr. Officer became a Trustee and officer on October 30, 2007.

Compensation of Trustees and Officers

The Trust does not pay compensation to those Trustees of the Trust that are affiliated with Standish or to the Trust’s officers, except that a portion of the compensation of the Trust’s Chief Compliance Officer, as approved by the Independent Trustees, is borne by the Trust. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the fund’s shares) with the Trust during the fiscal year ended December 31, 2007, except that certain Trustees and officers who are directors and officers of Standish or its affiliates, may from time to time, purchase additional shares of common stock of The Bank of New York Mellon Corporation (“BNY Mellon”), the publicly traded indirect parent company of Standish.

The following table sets forth all compensation paid to the Trust’s Trustees as of the fund’s fiscal year ended December 31, 2007:

Aggregate Compensation from the Fund

Name of Trustee	Fixed Income Fund	Pension or Retirement Benefits Accrued as Part of Fund’s Expense	Total Compensation from Funds and Other Funds in Complex*
Samuel C. Fleming	$4,862	$0	$56,875
Benjamin M. Friedman	$4,862	$0	$56,875
John H. Hewitt	$4,862	$0	$56,875
Caleb Loring, III	$5,402	$0	$63,125
J. David Officer**	$0	$0	$0

* As of the date of this Statement of Additional Information there were 17 funds in the fund complex.

** Mr. Officer is not compensated by the funds.

Material Relationships of the Independent Trustees.

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish or any of its affiliates, such as TBCAM, acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of BNY Mellon serves as an investment adviser.

As of December 31, 2007, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish or any other entity in a control relationship to Standish. During the calendar years of 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in Standish or any other entity in a control relationship to Standish. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a “fund-related party”): (i) the fund, (ii) an officer of the fund, (iii) a related fund, (iv) an officer of any related fund, (v) Standish; (vi) any affiliate of Standish; or (vii) an officer of any such affiliate.

During the calendar years 2006 and 2007, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust’s Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

At April 1, 2008, trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the fund. Also at that date, no person owned beneficially or of record 5% or more of the then outstanding shares of the fund except:

Name and Address	Percentage of Outstanding Shares
SEI Private Trust Company c/o Mellon Bank Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	14.5%
AST Trust FBO Confederated Tribes of Grand Ronde Core PO Box 52129 Phoenix, AX 85072	11.8%
National Financial Services Corp. for the Exclusive Benefit of our Customers Attn: Latayna Brown 3908 Church Street Station New York, NY 10008	9.3%

Investment Adviser

Standish Mellon Asset Management Company LLC serves as investment adviser to the fund pursuant to a written investment advisory agreement with the Trust. Standish, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon Financial Corporation of Standish, Ayer & Wood, Inc. Standish is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Standish is a wholly owned subsidiary of MAM (MA) Holding Trust (“MAM (MA) Trust”), a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. MAM (MA) Trust is a majority owned subsidiary of MAM (DE) Trust, a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. MAM (DE) Trust is a wholly owned subsidiary of BNY Mellon. The following constitute the members of the Board of Managers of Standish: Christine Downton, Corey A. Griffin, Mitchell E. Harris, Edward H. Ladd, Phillip N. Maisano, Ronald P. O’Hanley, and Scott E. Wennerholm. BNY Mellon is a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Subject to the supervision and direction of the Trustees of the Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the fund to use the name “Standish Mellon.” Under the investment advisory agreement, the adviser is paid a fee for its services based upon a percentage of the fund’s average daily net asset value computed as set forth below. The advisory fees are payable monthly.

Fund	Contractual Advisory Fee Rate (as a percentage of average daily net assets)
Fixed Income Fund	0.40% of the first $250 million 0.35% of the next $250 million 0.30% of over $500 million

During the last three fiscal years ended December 31, the fund paid advisory fees in the following amounts:

Fund	2005	2006	2007
Fixed Income Fund[1]	$1,741,829	$1,791,430	$2,036,822[2]

[1]

Until October 25, 2007, the fund was a feeder fund in a master-feeder structure and did not directly pay advisory fees but bore its pro rata share of such fees paid by its corresponding master portfolio. On such date, the fund, which had owned 100% of the master portfolio in which it invested, withdrew entirely from the portfolio and received the portfolio’s securities and cash in exchange for its interest in the portfolio. Effective October 26, 2007, the fund began investing directly in the securities in which its master portfolio had invested and entered into an agreement with its adviser.

[2]	The adviser voluntarily agreed not to impose a portion of its advisory fee for the fiscal year ended December 31, 2007 in the amount of $41,745.

Pursuant to the investment advisory agreements, the fund bears expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the fund will each pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees’ fees and expenses.

Unless terminated as provided below, the investment advisory agreement continues in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or by the “vote of a majority of the outstanding voting securities” of the fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by the “vote of a majority of the outstanding voting securities” of the fund or by the adviser, on sixty days’ written notice to the other parties. The investment advisory agreement terminate in the event of their assignment as defined in the 1940 Act.

In an attempt to avoid any potential conflict with portfolio transactions for the fund, the Trust, the adviser and the principal underwriter have each adopted a Code of Ethics which is designed to maintain a high standard of personal conduct by directing that all personnel place the interests of the fund and their shareholders ahead of their own when effecting personal securities transactions. While the codes do permit personnel to invest in securities for their own accounts, the codes impose extensive restrictions on personal securities trading including the pre-clearance of all personal securities transactions and a prohibition on purchasing during initial public offerings of securities. Each code is on public file with, and is available from, the SEC.

Custodian

Mellon Bank, N.A. (“Mellon Bank”), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as the custodian of the assets of the funds comprising the Trust. Mellon Bank also provides administration and fund accounting services to the funds. Mellon Bank is a wholly-owned subsidiary of BNY Mellon.

Pursuant to agreements between Mellon Bank and the Trust, Mellon Bank provides the fund with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to the fund by Dreyfus Transfer, Inc. (“DTI”) and serves as liaison between the Trust and their other services providers as agreed upon from time to time by the Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

Mellon Bank also provides accounting services to the fund, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

Dreyfus Transfer, Inc. (“DTI”) serves as the transfer agent for the fund. DTI is a wholly owned indirect subsidiary of BNY Mellon.

Pursuant to agreements between DTI and the Trust, DTI provides the fund with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

MBSC Securities Corporation (“MBSC”), the principal underwriter, an affiliate of the adviser, serves as the Trust’s exclusive principal underwriter and holds itself available to receive purchase orders for the fund’s shares. In that capacity, MBSC has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the fund’s shares in accordance with the terms of the Underwriting Agreement between the Trust and MBSC. Pursuant to the Underwriting Agreement, MBSC has agreed to use its best efforts to obtain orders for the continuous offering of the fund’s shares. As of the date of this Statement of Additional Information, MBSC has not received any commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement will continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund’s outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not “interested persons” (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not “interested persons” of the Trust, or, with respect to a fund, by a vote of the holders of a majority of the applicable fund’s outstanding shares, in any case without payment of any penalty on not more than 60 days’ written notice to the other party. The offices of Mellon Funds Division of MBSC are located at BNY Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

CODE OF ETHICS

Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, Trustees/directors and designated employees of the funds, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, Trustees/directors and designated employees of the adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. Employees, Trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of the Trust has adopted proxy voting policies and procedures (the “Fund’s Proxy Voting Policies”) which delegate to the adviser the authority to vote proxies of companies held in the fund’s portfolio. The adviser, through its participation on the BNY Mellon Proxy Policy Committee (the “PPC”), applies BNY Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the fund.

The adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of the fund must do so in a manner consistent with the best interests of the fund and its shareholders.

The fund’s adviser seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies of funds managed by BNY Mellon or its affiliates (including the Mellon Institutional Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon’s or an adviser’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the PPC for discussion and vote. Additionally, the PPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, an adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, each adviser seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the PPC generally votes in accordance with management on issues that the PPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

The fund’s Proxy Voting Policies requires the adviser to submit to the Board promptly in writing any material changes to the adviser’s proxy voting policies and procedures. The Board must approve any such material changes within six months of the submission. The fund’s Proxy Voting Policies also require the adviser to submit quarterly and annual reports to the Board describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from the adviser’s proxy voting policies and procedures.

To view the fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC’s web site at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Detailed information on purchase and redemption of shares is included in the prospectus.

In addition to MBSC and other agents of the Trust, the fund has authorized one or more brokers and dealers and other financial intermediaries (“Third Party Agents”) to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by the fund when accepted by the Third Party Agent or, if applicable, the Third Party Agent’s designee. Such purchase and redemption orders will receive the fund’s net asset value per share next computed after the purchase or redemption order is accepted by the authorized Third Party Agent or, if applicable, the Third Party Agent’s designee. All Third Party Agents are required to process and transmit orders to MBSC or the Trust in accordance with all applicable laws.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the fund.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities distributed upon redemption of fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund’s obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund’s net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager of a fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER NAME	FUND	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
David R. Bowser	Fixed Income Fund

Other Registered Investment Companies: 6 funds with total assets of $1.271 billion.

Other Pooled Investment Vehicles: none.

Other Accounts: 8 accounts with total assets of approximately $1.513 billion.

PORTFOLIO MANAGER NAME	FUND	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
Peter Vaream	Fixed Income Fund	Other Registered Investment Companies: 5 funds with total assets of $997 million. Other Pooled Investment Vehicles: none. Other Accounts: none.

The adviser does not receive a fee based upon the investment performance of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. The adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the adviser generally requires that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

•

A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance for specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below.

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A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

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If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

Each Standish portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish’s performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish.

All portfolio managers are also eligible to participate in the Standish Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish (capped at 20% per year). Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon’s Elective Deferred Compensation Plan.

Share Ownership by Portfolio Managers.

The following table indicates as of December 31, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the fund. For purposes of this table, the following letters indicates the range indicated below:

A	–	$0
B	–	$1 - $10,000
C	–	$10,001 - $50,000
D	–	$50,001 - $100,000
E	–	$100,001 - $500,000
F	–	$500,001 - $1,000,000
G	–	More than $1 million

PORTFOLIO MANAGER NAME	FUND	OWNERSHIP
David R. Bowser	Fixed Income Fund	A
Peter Vaream	Fixed Income Fund	A

PORTFOLIO TRANSACTIONS

The adviser is responsible for placing the fund’s portfolio transactions and will do so in a manner deemed fair and reasonable to the fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the fund effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the funds generating the soft dollar credits. The investment advisory fees paid by the fund under the investment advisory agreements will not be reduced as a result of the adviser’s receipt of research services.

The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the fund. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for the fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

Because most of the fund’s securities transactions are effected on a principal basis involving a “spread” or “dealer mark-up,” the fund normally does not pay any brokerage commissions. During the past three years however, the fund has paid a small amount of brokerage commissions to effect securities transactions.

BROKERAGE COMMISSIONS

Aggregate Brokerage Commissions Paid by the

Fund for Portfolio Transaction for the fiscal years

ended December 31:

Fund	2005	2006	2007
Fixed Income Fund[1]	$570	$2,530	$47,511

[1]

Until October 25, 2007, the fund was a feeder fund in a master-feeder structure and did not directly pay brokerage commissions but bore its pro rata share of such costs paid by its corresponding master portfolio. On such date, the fund, which had owned 100% of the master portfolio in which it invested, withdrew entirely from the portfolio and received the portfolio’s securities and cash in exchange for its interest in the portfolio. Effective October 26, 2007, the fund began investing directly in the securities in which its master portfolio had invested and entered into an agreement with its adviser.

DETERMINATION OF NET ASSET VALUE

The fund’s net asset value is calculated each business day on which the New York Stock Exchange is open. Currently, the New York Stock Exchange is not open on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of the fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time). If the New York Stock Exchange closes early, the calculation of net asset value will be accelerated to the actual closing time. Net asset value is computed by dividing the value of all securities and other assets of the fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

Portfolio securities are valued at the last sales prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Trustees.

Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the adviser in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.

Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis. If the fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security’s primary exchange is outside the U.S., the value of such security used in computing the net asset value of the fund’s shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of foreign securities and currency exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the fund’s net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in accordance with procedures adopted in good faith by the Trustees of the Trust.

THE FUND AND ITS SHARES

The fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the fund. Each share of the fund represents an equal proportionate interest in the respective fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. One such series, Newton International Equity Fund, offers four classes of shares. As of the date of this SAI, the Trustees do not have any plans to establish multiple classes of shares for any other funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize the fund to invest all of its investible assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund.

All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

TAXATION

Each series of the Trust, including the fund, is treated as a separate entity for accounting and tax purposes. The fund has elected to be treated, has qualified and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, each fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% Income Test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If the fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the fund does not qualify for any taxable year as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

The fund will be subject to a 4% nondeductible U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements in a timely manner. Certain distributions made in order to satisfy the Code’s distribution requirements may be declared by the fund as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which the distributions are declared, rather than the year in which the distributions are received.

For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares in a fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable to shareholders either as ordinary income or, if so designated by a fund and certain other conditions are met, as “qualified dividend income,” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividend distributions to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to qualified dividend income, as that term is defined in Section 1(h)(11)(B) of the Code, from a fund’s investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Since the fund primarily derives its income from sources that do not pay qualified dividend income, it is expected that most of the dividends from investment company taxable income of the fund will be taxable as ordinary income.

A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends from net capital gain, if any, that are designated as capital gain dividends are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by the fund in excess of the fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund and would not be required to be distributed as such to shareholders. As of the end of its most recent taxable year, the fund had capital loss carry forwards in the amounts indicated below available to offset future net capital gains which expire on December 31 of the years indicated:

Fund	2008	2009	2014	2015
Fixed Income Fund	118,614,149	36,020,187	963,957	3,009,464

Certain options, futures contracts or currency forward transactions entered into by the fund may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund and allocable as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described below, and may accordingly produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though a fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a fund’s income and gains or losses and therefore its distributions to shareholders. The fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

The fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event that it invests in such securities, in order to seek to ensure that the fund distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net income to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to allow satisfaction of the distribution requirements.

The U.S. federal income tax rules applicable to certain structured or hybrid securities, dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars and other Strategic Transactions are unclear in certain respects, and the fund will limit its transactions in these instruments so that it can account for these instruments in a manner that is intended to allow the fund to continue to qualify as a regulated investment company. Due to possible unfavorable consequences under present tax law, the fund does not currently intend to acquire “residual” interests in real estate mortgage investment conduits (“REMICs”), although it may acquire “regular” interests in REMICs.

Foreign exchange gains and losses realized by the fund in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to the fund’s principal business of investing in stock or securities, (or the options or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% Income Test. If the net foreign exchange loss for a year were to exceed the fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

In some countries, restrictions on repatriation of earnings may make it difficult or impossible for the fund to obtain cash corresponding to its earnings from such countries, which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in foreign securities, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the fund.

If the fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” actually or constructively received from such companies or on gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of passive foreign investment companies as ordinary income. The fund may limit and/or manage its holdings, if any, in passive foreign investment companies to limit the fund’s tax liability or maximize its return from these investments.

The fund’s distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends-received deduction, subject to certain holding period requirements, limitations on debt financing under the Code and certain other requirements, only to the extent a fund earned dividend income from stock investments in U.S. domestic corporations. The fund is permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a small portion of the fund’s distributions, from the dividends attributable to such stock, may qualify for the dividends-received deduction. Such qualifying portion, if any, may affect a corporate shareholder’s liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to undistributed taxable income and/or realized or unrealized appreciation in the fund’s portfolio. Consequently, subsequent distributions by the fund with respect to such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the fund in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s tax basis in his shares. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption or other disposition may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of the loss generally would be included in the U.S. federal tax basis of the shares acquired. Any loss recognized or other disposition upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of the fund of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

The foregoing discussion relates solely to U.S. federal income tax law consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates), are subject to U.S. federal income tax and hold their shares as capital assets. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, financial institutions, and securities dealers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, the fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the federal, and any other state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

Federal law requires that the fund withhold (as “backup withholding”) 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement shareholders must certify on their Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provided is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund currently only for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008and only if the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a fund.

ADDITIONAL INFORMATION

The fund’s prospectus and this SAI omit certain information contained in the Trust’s registration statement filed with the SEC, which may be obtained from the SEC’s principal office at 100 F Street, N.E., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission or by accessing the SEC’s Web site at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND FINANCIAL STATEMENTS

The fund’s financial statements contained in the 2007 Annual Reports of the fund have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose principal place of business is 300 Madison Avenue, New York, NY 10017, and are incorporated by reference into this SAI.

The financial statements for the year ended December 31, 2007 are incorporated by reference from the 2007 Annual Reports, which have previously been sent to shareholders and were filed with the SEC on or about March 31, 2008, 1940 Act File No. 811-04813.

APPENDIX

MOODY’S RATINGS DEFINITIONS FOR

CORPORATE BONDS AND SOVEREIGN,

SUBNATIONAL AND SOVEREIGN

RELATED ISSUES

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as Investment Grade Bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Bonds which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR’S RATINGS

DEFINITIONS

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC – Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – Debt rated CC is currently highly vulnerable to nonpayment.

C – Debt rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D – Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR’S

CHARACTERISTICS OF SOVEREIGN DEBT

OF FOREIGN COUNTRIES

AAA - Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances

Key players in the global trade and financial system:

-	Prosperous and resilient economies, high per capita incomes
-	Low fiscal deficits and government debt, low inflation
-	Low external debt.

AA - Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances

-	slightly integrated into global trade and financial system
-	Differ from AAAs only to a small degree because:
-	Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)
-	More variable fiscal deficits, government debt and inflation
-	Moderate to high external debt.

A - Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change

-	Established trend of integration into global trade and financial system
-	Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but
-	Usually rapid growth in output and per capita incomes
-	Manageable through variable fiscal deficits, government debt and inflation
-	Usually low but variable debt
-	Integration into global trade and financial system growing but untested
-	Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences
-	Variable to high fiscal deficits, government debt and inflation
-	Very high and variable debt, often graduates of Brady plan but track record not well established.

BBB - Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

-	Integration into global trade and financial system growing but untested
-	Economies less prosperous and often more vulnerable to adverse external influences
-	Variable to high fiscal deficits, government debt and inflation
-	High and variable external debt.

BB - Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

-	Integration into global trade and financial system growing but untested

-	Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences
-	Variable to high fiscal deficits, government debt and inflation
-	Very high and variable debt, often graduates of Brady Plan but track record not well established

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment.

D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

In the case of sovereign, subnational and sovereign related issuers, a fund uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where a fund holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the fund will use the foreign currency rating for the issuer; in the case where a fund holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the fund will treat the security as being unrated.

FITCH IBCA INTERNATIONAL

LONG-TERM CREDIT RATING

DEFINITIONS

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB - Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B - Bonds are considered highly speculative. The obligor’s ability to pay interest and repay principal are currently being met, but a limited margin safety remains. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC – Obligations for which default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC – Obligations for which default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C – Obligations for which default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD – Obligations for which an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

D – Obligations for which an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (1) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (3) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

FITCH IBCA LONG-TERM RATINGS FOR

NATIONAL ISSUES

AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Within the context of the country, these obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

B - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are more speculative than those in higher rated categories.

CCC, CC and C – Obligations which denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD, DD and D – Obligations which are assigned to entities or financial commitments which are currently in default.

May 1, 2008

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

BNY Mellon Financial Center

One Boston Place

Boston, Massachusetts 02108

(800) 221-4795

STATEMENT OF ADDITIONAL INFORMATION

Standish Mellon Institutional Group of Global Fixed Income Funds

Standish Mellon International Fixed Income Fund

Standish Mellon Global Fixed Income Fund

This combined Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the combined prospectus dated May 1, 2008, as amended and/or supplemented from time to time, of Standish Mellon International Fixed Income Fund (“International Fixed Income Fund”) and Standish Mellon Global Fixed Income Fund (“Global Fixed Income Fund”) (each a “fund” and collectively the “funds”), each a separate investment series of Mellon Institutional Funds Investment Trust (the “Trust”).

The SAI should be read in conjunction with the funds’ prospectus. Additional information about each fund’s investments is available in the funds’ annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission (“SEC”). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund’s financial statements, which are included in the 2007 annual reports to shareholders, are incorporated by reference into this SAI.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES	3
INVESTMENT RESTRICTIONS	29
PORTFOLIO HOLDINGS DISCLOSURE	31
MANAGEMENT	32
CODE OF ETHICS	40
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES	40
PURCHASE AND REDEMPTION OF SHARES	42
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS	42
PORTFOLIO TRANSACTIONS	45
DETERMINATION OF NET ASSET VALUE	46
THE FUNDS AND THEIR SHARES	47
TAXATION	48
ADDITIONAL INFORMATION	54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	54
AND FINANCIAL STATEMENTS	54

INVESTMENT OBJECTIVES AND POLICIES

The prospectus describes the investment objective and policies of each fund. The following discussion supplements the description of each fund’s investment policies in the prospectus.

Adviser. Standish Mellon Asset Management Company LLC (“Standish” or the “adviser”) is the investment adviser to the funds.

Suitability. Neither fund is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund’s ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses that may accompany the investments contemplated by the funds.

Credit Quality. Investment grade securities are those that are rated at Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s Ratings Group (“Standard & Poors”) or Fitch IBCA International (“Fitch”) or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody’s or AAA, AA, A, A-1 by Standard & Poor’s or Fitch). Each rating category includes plus and minus ratings within the category. For example, securities rated Baa+/BBB+ and Baa-/BBB- are included within the Baa/BBB rating category.

Securities rated Baa or P-2 by Moody’s or BBB, A-2 by Standard & Poor’s or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer’s capability to pay interest and repay principal than is the case for high grade securities.

Fixed income securities rated Ba and below by Moody’s or BB and below by Standard & Poor’s or Fitch, or, if unrated, determined by the adviser to be of comparable credit quality are considered below investment grade obligations. Below investment grade securities, commonly referred to as “junk bonds,” carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. To the extent a fund invests in medium grade or below investment grade fixed income securities, the adviser attempts to select those fixed income securities that have the potential for upgrade.

If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute a fund’s credit quality and also to determine the security’s rating category. In the case of unrated sovereign and subnational debt of foreign countries, the adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by a fund is downgraded below the minimum rating required for the particular fund, the adviser will determine whether to retain that security in the fund’s portfolio.

Maturity and Duration. Each fund generally invests in securities with final maturities, average lives or interest rate reset frequencies as stated in the fund’s prospectus. However, each fund may purchase individual securities with effective maturities that are outside of these ranges. The effective maturity of an individual portfolio security in which a fund invests is defined as the period remaining until the earliest date when the fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, certain fixed-

income securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a fund than was anticipated at the time the securities were purchased. A fund’s reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

Duration of an individual portfolio security is a measure of the security’s price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

Securities. The funds invest primarily in all types of fixed income securities. In addition, each fund may purchase shares of other investment companies and real estate investment trusts (“REITs”). Each fund may also enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis. Please refer to each fund’s specific investment objective and policies and “Description of Securities and Related Risks” for a more comprehensive list of permissible securities and investments.

International Fixed Income Fund

Additional Information. On July 1, 2003, the fund changed its name from Standish International Fixed Income Fund to Standish Mellon International Fixed Income Fund.

Global Fixed Income Fund

Additional Information. On July 1, 2003, the fund changed its name from Standish Global Fixed Income Fund to Standish Mellon Global Fixed Income Fund.

Description of Securities and Related Risks

General Risks of Investing

The Prospectus discusses the principal risks of investing in each fund. The following discussion provides additional information on the risks associated with an investment in a fund. Each fund invests primarily in fixed income securities and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. The funds are also subject to risks associated with direct investments in foreign securities as described under the “Specific Risks” section.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call (Prepayment) Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call or prepayment risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Specific Risks

The following sections include descriptions of specific risks that are associated with a fund’s purchase of a particular type of security or the utilization of a specific investment technique.

Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and companies, including obligations of industrial, utility, banking and other financial issuers. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. Government Securities. Each fund may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“GNMA”)), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association (“SLMA”)), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”)), or (d) only the credit of the agency. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future. U.S. government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently (“STRIPs”).

Foreign Securities. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

Investing in Emerging Markets. Each fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa, although the funds invest primarily in securities of established issuers based in developed foreign countries, and may only invest up to 25% of its total assets in issuers located in emerging markets generally, with a limit of 7% of total assets invested in issuers located in any one emerging market country. For these purposes, a country will be considered an emerging market if it is listed in the Lehman Brothers Global Emerging Market Index. These limitations do not apply to investments denominated or quoted in the euro. The funds may also invest in currencies of such countries and may engage in Strategic Transactions in the markets of such countries. Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These risks may be related to (i) restrictions on foreign investment and repatriation of capital; (ii) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of the emerging market countries compared to the U.S. securities markets; (iii) economic, political and social factors; and (iv) foreign exchange matters such as fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. A fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the funds, the adviser and its affiliates and their respective clients and other service providers. The funds may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on each fund’s performance and may adversely affect the liquidity of each fund’s investments to the extent that it invests in certain emerging market countries.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund’s investment in certain emerging market countries, require governmental approval prior to investments by the funds or limit investment by the funds to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company’s charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries, and no fund is required to invest in any emerging market country.

In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, a fund may invest only through investment funds in such emerging market countries.

The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the securities exchanges in the emerging market countries are in the earliest stages of their development.

Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund’s operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses.

Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a fund’s share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

As of April 1, 2008, one shareholder of record held 48.4% of the outstanding shares of the International Fixed Income Fund and one shareholder of record held 82.9% of the outstanding shares of the Global Fixed Income Fund.  Investment activities of these shareholders could have a material impact on the operations of each of the funds.  For example, a significant redemption by such shareholders could result in illiquid or less liquid investments comprising a larger portion of a fund’s portfolio.

Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund’s assets so invested.

Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse affect on market prices of securities and payment of dividends.

Currency Risks. The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund’s assets quoted in those currencies. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a fund’s securities are denominated may have a detrimental impact on the fund’s net asset value except to the extent such foreign currency exposure is subject to hedging transactions. Each fund may utilize various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, forward currency exchange contracts, currency swaps and currency options. Each fund’s use of currency transactions may expose it to risks independent of its securities positions. See “Strategic Transactions” within the “Investment Techniques and Related Risks” section for a discussion of the risks associated with such strategies.

Below Investment Grade Fixed Income Securities. Each of the funds may invest up to 25% of its total assets in below investment grade securities. Below investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities or “junk bonds”, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high yield markets generally and less secondary market liquidity.

The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

The market values of high yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than for issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high yield bond market and investor perceptions regarding lower rated securities, whether or not consistent with the funds’ fundamental analysis, may depress the prices for such securities.

Since investors generally perceive that there are greater risks associated with below investment grade securities of the type in which the funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund’s net asset value.

The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

The secondary market for high yield, fixed-income securities is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the funds’ ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund’s net asset value. A less liquid secondary market also may make it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio.

Proposed federal legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

Below investment grade or high yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the adviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The adviser continually monitors the investments in held by each fund’s portfolio and evaluates whether to dispose of or to retain below investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

For the fiscal year ended December 31, 2007, each fund’s investments, on an average dollar-weighted basis, calculated at the end of each month, had the following credit quality characteristics:

International Fixed Income Fund

Investments	Percentage
U.S. Governmental securities	0.36%
U.S. Government Agency securities	10.36%
Corporate Bonds:
Aaa or AAA	48.45%
Aa or AA	12.56%
A	10.53%
Baa or BBB	9.61%
Ba or BB	3.79%
B	4.35%
Below B (downgraded after initial purchase)	0.0%
100.0%

Global Fixed Income Fund

Investments	Percentage
U.S. Governmental securities	12.02%
U.S. Government Agency securities	26.07%
Corporate Bonds:
Aaa or AAA	20.28%
Aa or AA	11.69%
A	10.46%
Baa or BBB	12.10%
Ba or BB	2.96%
B	4.41%
Below B (downgraded after initial purchase)	0.0%
100.0%

Sovereign Debt Obligations. Each fund may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Each fund may also invest in sovereign debt securities of emerging market governments, including Brady Bonds. The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the fund’s investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although the adviser intends to manage the fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the fund to suffer a loss of interest or principal on any of its holdings. In recent years, some of the emerging market countries in which the fund may invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

Investors should also be aware that certain sovereign debt instruments in which the fund may invest involve great risk. As noted above, most sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody’s. The fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.

Brady Bonds. Each fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued by many governments including Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Russia and

Venezuela. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

Obligations of Supranational Entities. Each fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Eurodollar and Yankee Dollar Investments. Each fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Each of the funds may invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Loan Participations and Assignments.

Each fund may invest in loan originations, participations and assignments of portions of such loans. Additionally, the funds may participate directly in lending syndicates to corporate borrowers. When a fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with the terms of the relevant credit agreement. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount. Participations, originations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Each fund may purchase Participations in commercial Loans which may be secured or unsecured. Participations typically represent direct participation in a Loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. Each fund may participate in such syndications, or can buy part of a Loan, becoming a co-lender. When purchasing Participations, a fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The Participations in which a fund invests may not be rated by any nationally recognized rating service.

A Loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the Loan, as specified in the Loan Agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the institutions which are parties to the Loan Agreement. Unless a fund has direct recourse against the corporate borrower, under the terms of the loan or other indebtedness, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the Loan Agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a fund were determined to be subject to the claims of the agent bank’s general creditors, the fund might incur certain costs and delays in realizing payment on a Loan or Participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Mortgage-Backed Securities. Each fund may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, GNMA, FNMA or FHLMC. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a fund’s ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a fund’s exposure to rising interest rates and prevent a fund from taking advantage of such higher yields.

GNMA securities are backed by the full faith and credit of the U.S. government, which means that the U.S. government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. government; however, these enterprises have the ability to obtain financing from the U.S. Treasury.

Multiple class securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The funds do not intend to purchase residual interests in REMICs.

Stripped mortgage-backed securities (“SMBS”) are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, a fund may fail to recoup fully its initial investment in these securities. Although the markets for SMBS and CMOs are increasingly liquid, certain SMBS and CMOs may not be readily marketable and will be considered illiquid for purposes of each fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Reduced investor demand for mortgage loans and mortgage-related securities resulting from delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) and related market events have negatively impacted the performance and market value of certain mortgage-related investments and other fixed income securities, and increased investor yield requirements. This in turn has resulted in limited liquidity in the secondary market for such securities, adversely affecting the market value of mortgage-related securities and resulting in higher than usual volatility in the credit markets generally. It is possible that such limited liquidity in the secondary market for mortgage-related securities, and the related credit market volatility, could continue or worsen. To the extent that the market for securities in a Fund’s portfolio becomes illiquid, the Fund might realize upon sale of an affected holding substantially less than the amount at which the Fund had previously been valuing the security in calculating its net asset value, and the Fund may incur substantial losses as a result.

Life of Mortgage-Related Obligations. The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

Asset-Backed Securities. Each fund may invest in asset-backed securities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Convertible Securities. Each fund may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by a fund entitle the fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

Warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund’s investment in warrants will not entitle it to receive stock dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. A fund may invest in investment companies whose portfolios are designed to replicate the composition and performance of a particular index. For example, World Equity Benchmark Series (“WEBS”) are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Real Estate Investment Trusts. Each fund may invest in REITs. REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Code.

Inverse Floating Rate Securities. Each fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Zero Coupon and Deferred Payment Securities. Each fund may invest in zero coupons and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the fund will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Structured or Hybrid Notes. Each fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark asset while fixing the maximum loss that it may experience in the event that the security does not perform as expected. Depending on the terms of the note, the fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund’s loss cannot exceed this foregone interest and/or principal. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or Counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, of a fund’s net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the funds’ limitations on investments in illiquid securities. The funds have no limit on investments in structured or hybrid notes. However, it is expected that not more than 5% of each fund’s net assets will be at risk as a result of such investments.

Investment Techniques and Related Risks

Strategic Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge various market risks (such as interest rates, currency exchange rates, credit default risk, and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed-equity securities, or to seek to enhance potential return, including income from selling credit default protection. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, each fund may

•	purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments;
•	purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars;
•	enter into credit default and other types of swaps; and
•

enter into various currency transactions such as currency forward contracts, cross-currency future contracts, currency futures contracts, currency swaps or options on currencies or currency futures, forward currency exchange contracts.

(Collectively, all the above are called “Strategic Transactions.”)

Strategic Transactions may be used for the following purposes:

•

to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations or from adverse changes in borrowers’ credit quality;

•	to seek to protect a fund’s unrealized gains in the value of their portfolio securities;
•	to facilitate the sale of portfolio securities for investment purposes;
•	to seek to manage effective maturity or duration;
•	to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities; or
•

to enhance potential return, including income from selling credit default protection, through non-hedging transactions, although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes.

The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser’s ability to predict pertinent market and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A fund’s activities involving Strategic Transactions may be limited in order to allow the fund to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the Counterparty to the transaction, illiquidity and, to the extent the adviser’s view as to certain market or interest rate movements or a borrower’s credit quality is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain other risks. The writing of put and call options may result in losses to a fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The writing of options could significantly increase a fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund’s position. Futures markets are highly volatile and the use of futures may increase the volatility of a fund’s net asset value.

In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options on futures and entering into futures transactions is potentially unlimited. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund’s assets in special accounts, as described below under “Use of Segregated Accounts.”

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each fund is authorized to purchase and sell both exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will attempt to sell (write) OTC options that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each fund’s restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with “primary dealers” pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function securing the performance of an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor of or support for of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poors or Moody’s or an equivalent rating from any other nationally recognized statistical rating organization (“NRSRO”) or the debt of which is determined to be of equivalent credit quality by the adviser.

If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund’s income. The sale (writing) of put options can also provide income.

Each fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be covered (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund’s net exposure on its written option position. Even though the fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or on certain foreign exchanges.

The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

The funds’ use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and in particular the regulations of the CFTC which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) to engage in such transactions without registering as commodity pool operators. Each fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions. Each fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into OTC currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by Standard & Poors or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

Each fund’s transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See “Strategic Transactions.” Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean government bond and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The U.S. dollar value of the contract would not exceed the U.S. dollar value of the portfolio securities denominated in linked currencies. For example, if the adviser considers that the Korean won is linked to the Japanese yen, and a portfolio contains securities denominated in won and the adviser believes that the value of won will decline against the U.S. dollar, the adviser may enter into a contract to sell yen and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Forward Currency Exchange Contracts. International Fixed Income Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of Counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by International Fixed Income Fund primarily to protect the value of the fund’s foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the fund’s Statement of Assets and Liabilities.

Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple swap transactions, structured notes and any combination of futures, options, currency and swap transactions (“component transactions”), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser, it is in the best interests of the funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the funds may enter are interest rate, credit default, currency and index swaps and the purchase or sale of related caps, floors and collars. The funds may also purchase or sell (write) call and put options on swaps, which are also known as swaptions. The funds may enter into these transactions for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of a fund’s portfolio, protecting against adverse changes in a borrower’s credit quality, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities a fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes.

Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The funds may use credit default swaps to obtain a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer’s default. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

Each fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poors or Moody’s or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations. The liquidity of swaps, caps, floors and collars will be determined for purposes of a fund’s policy regarding illiquid securities, based upon continuing review of the trading markets for the specific security. The Board of Trustees of the Trust have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations.

Risks of Strategic Transactions Outside the United States. The funds may use Strategic Transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each fund will cover Strategic Transactions as required by interpretive positions of the SEC. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) liquid assets with a value sufficient to cover its potential obligations. (A fund may have to comply with other applicable regulatory requirements for Strategic Transactions.) If the market value of these securities declines or the fund’s obligation on the underlying Strategic Transaction increases, additional liquid assets will be segregated daily so that the aggregate market value of the segregated assets is at least equal to the amount of the fund’s obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund’s assets could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

“When-Issued”, “Delayed Delivery” and “Forward Commitment” Securities. Each fund may invest up to 25% of its net assets in securities purchased on a when-issued or delayed delivery basis. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 60 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a fund enters into the commitment, but interest will not accrue to the fund until delivery of and payment for the securities. Although a fund will only make commitments to purchase “when-issued” and “delayed delivery” securities with the intention of actually acquiring the securities, each fund may sell the securities before the settlement date if deemed advisable by the adviser.

Unless a fund has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, the fund will segregate, on its records or with its custodian, liquid assets with a market value at least equal to the amount of the fund’s commitment. If the market value of these securities declines, additional assets will be segregated daily so that the aggregate market value of the segregated assets is at least equal to the amount of the fund’s commitment.

Securities purchased on a “when-issued”, “delayed delivery” or “forward commitment” basis may have a market value on delivery which is less than the amount paid by a fund. Changes in market value may be based upon the public’s perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of “when-issued”, “delayed delivery” and “forward commitment” securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

Repurchase Agreements. The funds may each invest up to 25% of its net assets in repurchase agreements. A repurchase agreement is an agreement under which a fund acquires money market instruments (generally U.S. government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the fund and is unrelated to the interest rate on the instruments. The instruments acquired by a fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the fund’s custodian bank until they are repurchased. In evaluating whether to enter into a repurchase agreement, the adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Board of Trustees of the Trust.

The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a fund at a time when their market value has declined, the fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a fund are collateral for a loan by the fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Forward Roll Transactions. To seek to enhance current income, Global Fixed Income Fund and International Fixed Income Fund may each invest up to 5% and 10%, respectively, of its net assets in forward roll transactions involving mortgage-backed securities. In a forward roll transaction, a fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that a fund enters into a forward roll transaction, it will place liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of a fund faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a fund, the net asset value of the fund would fall faster than would otherwise be the case.

Short Sales. Each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must segregate liquid assets on its records or in a segregated account with the fund’s custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of each funds net assets.

Loans of Portfolio Securities. Subject to its investment restrictions, each fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days’ notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the adviser to be of good standing, and when, in the judgment of the adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company’s Trustees.

Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, certain swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under or Section 4(2) of the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees have adopted guidelines and delegated to the advisers the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Money Market Instruments and Repurchase Agreements. Money market instruments include short-term U.S. and foreign government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances and repurchase agreements.

U.S. government securities include securities which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government which may be guaranteed by the U.S. Treasury or supported by the issuer’s right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

Each fund may invest in commercial paper rated P-1 by Moody’s or A-1 by Standard & Poors, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, judged by the adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

Temporary Defensive Investments. Each fund may maintain cash balances and purchase money market instruments for cash management and liquidity purposes. Each fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper, floating-rate notes and repurchase agreements.

Portfolio Turnover. It is not the policy of any of the funds to purchase or sell securities for trading purposes. However, each fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. A fund may therefore generally change its portfolio investments at any time in accordance with the adviser’s appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions of which are taxable to a fund’s shareholders as ordinary income.

The portfolio turnover rate for each fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the funds’ portfolio turnover rate for the years ended December 31, 2007 and 2006, or any anticipated variation in the portfolio turnover rate for 2008.

Fund	2007	2006
International Fixed Income Fund[1]	140%[2]	89%
Global Fixed Income Fund[1]	128%[3]	122%

[1]	Portfolio turnover presented exclusive of the effect of rolling forward purchase commitments.

[2]

The fund’s portfolio turnover rate increased in 2007 relative to 2006 because the portfolio managers were forced to sell positions to raise the cash needed to meet unusual levels of shareholder redemptions.

[3]

On October 25, 2007, the fund, which had owned approximately 100% of the Standish Mellon Global Fixed Income Portfolio (the “Portfolio”) on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effectively, on October 26, 2007, the fund began investing directly in the securities in which the Portfolio has invested. Portfolio turnover represents investment activity of both the fund and the Portfolio for the year. The amount shown for 2006 is the rate for the Portfolio.

Portfolio Diversification and Concentration. Each fund is non-diversified which means that it may, with respect to up to 50% of its total assets, invest more than 5% of its total assets in the securities of a single issuer. Investing a significant amount of a fund’s assets in the securities of a small number of foreign issuers will cause the fund’s net asset value to be more sensitive to events affecting those issuers. Neither fund will concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The funds’ policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

INVESTMENT RESTRICTIONS

The funds have adopted the following fundamental policies. Each fund’s fundamental policies cannot be changed unless the change is approved by the “vote of a majority of the outstanding voting securities” of the fund, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund.

Standish Mellon International Fixed Income Fund

As a matter of fundamental policy, the International Fixed Income Fund may not:

1.

Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2.

Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets.

3.

Lend portfolio securities, except that the fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower) and may enter into repurchase agreements with respect to 25% of the value of its net assets.

4.

Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

5.

Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

6.	Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.
7.	Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
8.

Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The fund may not:

a.	Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b.	Purchase securities of any other investment company except to the extent permitted by the 1940 Act.
c.	Invest more than 15% of its net assets in securities which are illiquid.
d.	Purchase additional securities if the fund’s borrowings exceed 5% of its net assets.

Standish Mellon Global Fixed Income Fund.

As a matter of fundamental policy, the Global Fixed Income Fund may not:

1.

Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

2.

Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3.	Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.
4.	Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
5.

Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6.

With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7.

Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the fund may (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8.

Lend portfolio securities, except that the fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower), except that the fund may enter into repurchase agreements with respect to 25% of the value of its net assets.

The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without investor approval, in accordance with applicable laws, regulations or regulatory policy. The fund may not:

a.	Invest in the securities of an issuer for the purpose of exercising control or management but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b.	Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

******

Notwithstanding any fundamental or non-fundamental policy Global Fixed Income Fund may invest all of their assets (other than assets which are not “investment securities” (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the respective fund.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the fund’s assets will not constitute a violation of the restriction.

PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees has adopted policies and procedures relating to disclosure of a fund’s portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Generally, the adviser will make a fund’s portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. The adviser normally will publish a fund’s full portfolio holdings thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust’s website (www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

The Trust’s Chief Compliance Officer, or in her absence, an authorized designee within the Trust’s compliance department, is authorized to approve the disclosure of a fund’s full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree (a) to limit the use of that information: (i) pursuant to a confidentiality agreement, (ii) for a legitimate business purpose which does not conflict with the interests of a fund’s shareholders, and (iii) only for such authorized purpose, and (b) not to trade on such information. The Trust’s Chief Compliance Officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund’s shareholders.

As of the date of this statement of additional information, the adviser has no such arrangements.

Except as described above, a fund does not provide or permit others to provide information about the fund’s portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the adviser, the Trust’s custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the adviser nor any fund receives any compensation or other consideration from these arrangements for the release of the funds’ portfolio holdings information.

The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust’s Chief Compliance Officer to provide reports, at least annually, on its implementation and also requires that the Trust’s Chief Compliance Officer monitor compliance with the policy.

In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund’s fiscal quarter.

MANAGEMENT

Trustees and Officers of the Trust

The Board of Trustees has established the investment objective and policies which govern each fund’s operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of the funds’ adviser, Standish, or its affiliates.

Name (Age), Position(s) with the Trust, Address and Date of Birth	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees
Samuel C. Fleming (67), Trustee 61 Meadowbrook Road Weston, MA 02493 9/30/40	Since 1986	Chairman Emeritus, Decision Resources, Inc. (“DRI”) (biotechnology research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI	17	None
Benjamin M. Friedman (63), Trustee c/o Harvard University Littauer Center 127 Cambridge, MA 02138 8/5/44	Since 1989	William Joseph Maier, Professor of Political Economy, Harvard University	17	None

_________________________

*	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

Name (Age), Position(s) with the Trust, Address and Date of Birth	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
John H. Hewitt (73), Trustee P.O. Box 2333 New London, NH 03257 4/11/35	Since 1986	Trustee, Mertens House, Inc. (hospice)	17	None
Caleb Loring III (64), Trustee c/o Essex Street Associates P.O. Box 5600 Beverly, MA 01915 11/14/43	Since 1986	Trustee, Essex Street Associates (family investment trust office)	17	None
Interested Trustees
** J. David Officer (59), Trustee (Chairman), President and Chief Executive Officer BNY Mellon Asset Management 200 Park Ave., 55th Fl. New York, NY 10166 8/24/48	Since 2007	Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation; Executive Vice President of The Bank of New York Mellon Corporation; and Director and President of MBSC Securities Corporation	17	None
Interested Principal Officers who are not Trustees
Steven M. Anderson (42), Vice President, Treasurer and Chief Financial Officer BNY Mellon Asset Management One Boston Place Boston, MA 02108 7/14/65	Vice President since 1999; Treasurer since 2002	Vice President and Mutual Funds Controller, BNY Mellon Asset Management; formerly Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC	N/A	N/A
Denise B. Kneeland (56), Assistant Vice President and Secretary BNY Mellon Asset Management One Boston Place Boston, MA 02108 8/19/51	Since 1996	First Vice President and Manager, Mutual Funds Operations, BNY Mellon Asset Management; formerly Vice President and Manager, Mutual Funds Operations, Standish Mellon Asset Management Company, LLC	N/A	N/A

_________________________

**

Mr. Officer is an “interested Trustee,” as defined in the 1940 Act due to his position as Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation, which is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, and an affiliate of the Adviser.

Name (Age), Position(s) with the Trust, Address and Date of Birth	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Mary T. Lomasney (51), Chief Compliance Officer BNY Mellon Asset Management, One Boston Place Boston, MA 02108 4/8/57	Since 2005

First Vice President, BNY Mellon Asset Management and Chief Compliance Officer and Mellon Optima L/S Strategy Fund LLC; formerly Director, Blackrock, Inc., Senior Vice President, State Street Research & Management Company (“SSRM”), Vice President, SSRM

			N/A	N/A

The Trust has three standing committees of the Board – a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Trustee who is not an “interested” person of the Trust (“Independent Trustee”), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The functions of the Committee of Independent Trustees include requesting that the funds’ investment adviser(s) and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the funds’ investment adviser(s) and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the funds or its investors; and (iii) the resources, qualifications and profitability of the funds’ investment adviser(s) and principal underwriter, recommending to the Board the selection, retention or termination of the funds’ investment adviser(s) and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors’ performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust, the Board of Trustees held six meetings. The Committee of the Independent Trustees held four meetings, the Audit Committee held four meetings and the Nominating Committee did not hold any meetings.

Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2007:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Mellon Institutional Funds Family of Funds
Independent Trustees
Samuel C. Fleming	Over $100,000	Over $100,000
Benjamin M. Friedman	Over $100,000	Over $100,000
John H. Hewitt	Over $100,000	Over $100,000
Caleb Loring, III	None	None
Interested Trustees
J. David Officer*	None	None

* Mr. Officer became a Trustee and officer on October 30, 2007.

Compensation of Trustees and Officers

The Trust does not pay compensation to the Trustees of the Trust that are affiliated with Standish or to the Trust’s officers, except that a portion of the compensation of the Trust’s Chief Compliance Officer, as approved by the Independent Trustees, is borne by the Trust. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the funds’ shares) with the Trust during the fiscal year ended December 31, 2007, except that certain Trustees and officers who are directors and officers of Standish or it affiliates, may from time to time, purchase additional shares of common stock of The Bank of New York Mellon Corporation (“BNY Mellon”), the publicly traded indirect parent company of Standish.

The following table sets forth all compensation paid to the Trust’s Trustees as of each fund’s fiscal year ended December 31, 2007:

Aggregate Compensation from the Funds

Name of Trustee	International Fixed Income Fund	Global Fixed Income Fund	Pension or Retirement Benefits Accrued as Part of Funds’ Expense	Total Compensation from Funds and Other Funds in Complex*
Samuel C. Fleming	$1,426	$1,264	$0	$56,875
Benjamin M. Friedman	$1,426	$1,264	$0	$56,875
John H. Hewitt	$1,426	$1,264	$0	$56,875
Caleb Loring, III	$1,519	$1,306	$0	$63,125
J. David Officer**	$0	$0	$0	$0
*	As of the date of this Statement of Additional Information there were 17 funds in the fund complex.
**	Mr. Officer is not compensated by the funds.

Material Relationships of the Independent Trustees.

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish or any of its affiliates, such as The Boston Company Asset Management LLC, acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

As of December 31, 2007, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish or any other entity in a control relationship to Standish. During the calendar years of 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in Standish or any other entity in a control relationship to Standish. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a “fund-related party”): (i) the funds, (ii) an officer of either fund, (iii) a related fund, (iv) an officer of any related fund, (v) Standish; (vi) any affiliate of Standish; or (vii) an officer of any such affiliate.

During the calendar years 2006 and 2007, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust’s Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

At April 1, 2008, trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person owned beneficially or of record 5% or more of the then outstanding shares of any fund except:

International Fixed Income Fund

Name and Address	Percentage of Outstanding Shares
National Financial Services Corp. for the Exclusive Benefit of our Customers Attn: Latayna Brown 3908 Church Street Station New York, NY 10008	48.4%*

Wells Fargo Bank FBO Mayer Brown Rowe & Maw Invest Fund PO Box 1533 Minneapolis, MN 55480	9.0%
Charles Schwab Co. Inc. Special Custody Account Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104	8.8%
Mitra & Co. FBO 98 c/o M & I Attn: Mutual Funds 11270 West Park Place Suite 400-PPW-08-WM Milwaukee, WI 53224	8.2%
LPL FBO LPL Customers 9785 Towne Center Drive San Diego, CA 92121	7.0%

Global Fixed Income Fund

Name and Address	Percentage of Outstanding Shares
Children’s Medical Center Corp. Attn: Bruce Balter – Asst. Treasurer 1295 Boylston St Suite 300 Boston, MA 02215	82.9%*
James H. Cummings Foundation Attn William L. Joyce 1807 Elmwood Ave Buffalo, NY 14207	11.5%

*Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated fund, the shareholder was considered to control such fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Adviser

Standish Mellon Asset Management Company LLC serves as investment adviser to the fund pursuant to a written investment advisory agreement with the Trust. Standish, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon Financial Corporation of Standish, Ayer & Wood, Inc. Standish is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Standish is a wholly owned subsidiary of MAM (MA) Holding Trust (“MAM (MA) Trust”), a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. MAM (MA) Trust is a majority owned subsidiary of MAM (DE) Trust, a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. MAM (DE) Trust is a wholly owned subsidiary of BNY Mellon. The following constitute the members of the Board of Managers of Standish: Christine Downton, Corey A. Griffin, Mitchell E. Harris, Edward H. Ladd, Phillip N. Maisano, Ronald P. O’Hanley, and Scott E. Wennerholm. BNY Mellon is a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Subject to the supervision and direction of the Trustees of the Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the funds to use the name “Standish Mellon.” In addition to those services, the adviser provides each fund with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the adviser is paid a fee for its services based upon each fund’s average daily net asset value computed as set forth below. The advisory fees are payable monthly.

Fund	Contractual Advisory Fee Rate
Global Fixed Income Fund	0.40%
International Fixed Income Fund	0.40%

During the last three fiscal years ended December 31, the funds paid advisory fees in the following amounts:

Fund	2005	2006	2007
Global Fixed Income Fund[1]	$287,039[2]	$218,574[2]	$56,489[2]
International Fixed Income Fund	$869,424	$426,955	$394,869

1.

Until October 25, 2007, the fund was a feeder fund in a master-feeder structure and did not directly pay advisory fees but bore its pro rata share of such fees paid by its corresponding master portfolio. On such date, the fund, which had owned 100% of the master portfolio in which it invested, withdrew entirely from the portfolio and received the portfolio’s securities and cash in exchange for its interest in the portfolio. Effective October 26, 2007, the fund began investing directly in the securities in which its master portfolio had invested and entered into an agreement with its adviser.

2.	The adviser voluntarily agreed not to impose a portion of its advisory fee for the fiscal years ended December 31, 2005, 2006 and 2007 in the amount of $2,989, $23,303 and $105,228, respectively.

Pursuant to the investment advisory agreements, each fund bears expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the funds will each pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees’ fees and expenses.

Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or by the “vote of a majority of the outstanding voting securities” of the applicable fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by the “vote of a majority of the outstanding voting securities” of the applicable fund or by the adviser, on sixty days’ written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

In an attempt to avoid any potential conflict with portfolio transactions for the funds, the Trust, the adviser and the principal underwriter have each adopted a Code of Ethics which is designed to maintain a high standard of personal conduct by directing that all personnel place the interests of each fund and their shareholders ahead of their own when effecting personal securities transactions. While the codes do permit personnel to invest in securities for their own accounts, the codes impose extensive restrictions on personal securities trading including the pre-clearance of all personal securities transactions and a prohibition of purchasing during initial public offerings of securities. Each code is on public file with, and is available from, the SEC.

Custodian

Mellon Bank, N.A. (“Mellon Bank”), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as the custodian of the assets of the funds comprising the Trust. Mellon Bank also provides administration and fund accounting services to the funds. Mellon Bank is a wholly-owned subsidiary of BNY Mellon.

Pursuant to agreements between Mellon Bank and the Trust, Mellon Bank provides the funds with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to each fund by Dreyfus Transfer, Inc. (“DTI”) and serves as liaison between the Trust and their other services providers as agreed upon from time to time by the Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

Mellon Bank also provides accounting services to the funds, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

Dreyfus Transfer, Inc. (“DTI”) serves as the transfer agent for the funds. DTI is a wholly owned indirect subsidiary of BNY Mellon.

Pursuant to agreements between DTI and the Trust, DTI provides the funds with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

MBSC Securities Corporation (“MBSC”), the principal underwriter, an affiliate of the adviser, serves as the Trust’s exclusive principal underwriter and holds itself available to receive purchase orders for the funds’ shares. In that capacity, MBSC has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds’ shares in accordance with the terms of the Underwriting Agreement between the Trust and MBSC. Pursuant to the Underwriting Agreement, MBSC has agreed to use its best efforts to obtain orders for the continuous offering of the funds’ shares. As of the date of the Statement of Additional Information, MBSC has not received any commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement will continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund’s outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not “interested persons” (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not “interested persons” of the Trust, or, with respect to a fund, by a vote of the holders of a majority of the applicable fund’s outstanding shares, in any case without payment of any penalty on not more than 60 days’ written notice to the other party. The offices of Mellon Funds Division of MBSC are located at BNY Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

CODE OF ETHICS

Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, Trustees/directors and designated employees of the funds, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, Trustees/directors and designated employees of the adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. Employees, Trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of the Trust has adopted proxy voting policies and procedures (the “Fund’s Proxy Voting Policies”) which delegate to the adviser the authority to vote proxies of companies held in the funds’ portfolio. The adviser, through its participation on the BNY Mellon Proxy Policy Committee (the “PPC”), applies BNY Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

The adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of the funds must do so in a manner consistent with the best interests of the funds and its shareholders.

The funds’ adviser seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies of funds managed by BNY Mellon or its affiliates (including the Mellon Institutional Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon’s or an adviser’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the PPC for discussion and vote. Additionally, the PPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, an adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, each adviser seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the PPC generally votes in accordance with management on issues that the PPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

The fund’s Proxy Voting Policies requires the adviser to submit to the Board promptly in writing any material changes to the adviser’s proxy voting policies and procedures. The Board must approve any such material changes within six months of the submission. The fund’s Proxy Voting Policies also require the adviser to submit quarterly and annual reports to the Board describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from the adviser’s proxy voting policies and procedures.

To view the funds’ proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC’s web site at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Detailed information on purchase and redemption of shares is included in the prospectus.

In addition to MBSC and other agents of the Trust, each fund has authorized one or more brokers and dealers and other financial intermediaries (“Third Party Agents”) to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by a fund when accepted by the Third Party Agent or, if applicable, the Third Party Agent’s designee. Such purchase and redemption orders will receive the appropriate fund’s net asset value per share next computed after the purchase or redemption order is accepted by the authorized Third Party Agent or, if applicable, the Third Party Agent’s designee. All Third Party Agents are required to process and transmit orders to MBSC or the Trust in accordance with all applicable laws.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities distributed upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund’s obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund’s net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager of a fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2007. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER NAME	FUNDS	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
Thomas F. Fahey	International Fixed Income Fund Global Fixed Income Fund	Other Registered Investment Companies: 1 fund with total assets of $9.6 million. Other Pooled Investment Vehicles: none. Other Accounts: 7 accounts with total assets of approximately $396.4 million.
David C. LeDuc	International Fixed Income Fund Global Fixed Income Fund	Other Registered Investment Companies: 1 fund with total assets of $341.7 million. Other Pooled Investment Vehicles: none. Other Accounts: 4 accounts with total assets of approximately $394.5 million.

The adviser does not receive a fee based upon the investment performance of the accounts included under “Other Accounts Managed by the Portfolio Manager” in the table above, except for:

•	1of the “Other Accounts” listed above managed by Mr. LeDuc, having total assets of $86.2 million.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the funds do not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. The adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the adviser generally requires that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

•

A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance for specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below.

•

A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

Each Standish portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish’s performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish.

All portfolio managers are also eligible to participate in the Standish Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish (capped at 20% per year). Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon’s Elective Deferred Compensation Plan.

Share Ownership by Portfolio Managers.

The following table indicates as of December 31, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each fund they manage. For purposes of this table, the following letters indicates the range indicated below:

A	–	$0
B	–	$1 - $10,000
C	–	$10,001 - $50,000
D	–	$50,001 - $100,000
E	–	$100,001 - $500,000
F	–	$500,001 - $1,000,000
G	–	More than $1 million

PORTFOLIO MANAGER NAME	FUND	OWNERSHIP
Thomas F. Fahey	International Fixed Income Fund	A
	Global Fixed Income Fund	A
David C. LeDuc	International Fixed Income Fund	A
	Global Fixed Income Fund	A

PORTFOLIO TRANSACTIONS

The adviser is responsible for placing each fund’s portfolio transactions and will do so in a manner deemed fair and reasonable to the funds and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities, and

(iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the funds generating the soft dollar credits. The investment advisory fees paid by the funds under the investment advisory agreements will not be reduced as a result of the adviser’s receipt of research services.

The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the funds. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for a fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser’s personnel in order to obtain best execution.

Because most of the funds’ securities transactions are effected on a principal basis involving a “spread” or “dealer mark-up,” the funds normally do not pay any brokerage commissions. During the past three years however, the funds have paid a small amount of brokerage commissions to effect securities transactions.

BROKERAGE COMMISSIONS

Aggregate Brokerage Commissions Paid by the

Funds for Portfolio Transaction for the fiscal years

ended December 31:

Fund	2005	2006	2007
Global Fixed Income Fund[1]	$0	$0	$3,616
International Fixed Income Fund	$0	$0	$10,099

[1]

Until October 25, 2007, the fund was a feeder fund in a master-feeder structure and did not directly pay brokerage commissions but bore its pro rata share of such costs paid by its corresponding master portfolio. On such date, the fund, which had owned 100% of the master portfolio in which it invested, withdrew entirely from the portfolio and received the portfolio’s securities and cash in exchange for its interest in the portfolio. Effective October 26, 2007, the fund began investing directly in the securities in which its master portfolio had invested and entered into an agreement with its adviser.

DETERMINATION OF NET ASSET VALUE

Each fund’s net asset value is calculated each business day on which the New York Stock Exchange is open. Currently, the New York Stock Exchange is not open on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of a fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time). If the New York Stock Exchange closes early, the calculation of net asset value will be accelerated to the actual closing time. Net asset value is computed by dividing the value of all securities and other assets of the fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share.

Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

Portfolio securities are valued at the last sales prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Trustees.

Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the adviser in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.

Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis. If the fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security’s primary exchange is outside the U.S., the value of such security used in computing the net asset value of a fund’s shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of foreign securities and currency exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the funds’ net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in accordance with procedures adopted in good faith by the Trustees of the Trust.

THE FUNDS AND THEIR SHARES

Each fund is a non-diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. Each share of a fund represents an equal proportionate interest in the respective fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. . Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. One such series, Newton International Equity Fund, offers four classes of shares. As of the date of this SAI, the Trustees do not have any plans to establish multiple classes of shares for any other funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investible assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund.

All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

TAXATION

Each series of the Trust, including each of the funds, is treated as a separate entity for accounting and tax purposes and has elected to be treated, has qualified and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, each fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% Income Test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will not be subject to U.S. federal income tax on any income of the fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a fund does not qualify for any taxable year as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Each fund will be subject to a 4% nondeductible U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements in a timely manner. Certain distributions made in order to satisfy the Code’s distribution requirements may be declared by the funds as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which the distributions are declared, rather than the year in which the distributions are received.

For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares in a fund. In general, assuming that a fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable to shareholders either as ordinary income or, if so designated by a fund and certain other conditions are met, as “qualified dividend income,” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividend distributions to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to qualified dividend income, as that term is defined in Section 1(h)(11)(B) of the Code, from a fund’s investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Since the funds primarily derive their income from sources that do not pay qualified dividend income, it is expected that most of the dividends from investment company taxable income of the funds will be taxable as ordinary income.

A dividend that is attributable to qualified dividend income of a fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of such fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends from net capital gain, if any, that are designated as capital gain dividends are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by a fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by a fund in excess of the fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

If, as anticipated, each fund continues to qualify as a regulated investment company under the Code, each such fund will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

Each fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For U.S. federal income tax purposes, a fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and would not be required to be distributed as such to shareholders. As of the end of its most recent taxable year, the funds had capital loss carry forwards in the amounts indicated below available to offset future net capital gains which expire on December 31 of the years indicated:

Fund	2008	2009	2010	2014
International Fixed Income Fund	4,991,253	4,991,253	4,991,253	-
Global Fixed Income Fund	2,034,497	408,689	3,621,061	200,502

Certain options, futures contracts or currency forward transactions entered into by a fund may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described below, and may accordingly produce ordinary income or loss. Additionally, a fund may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though a fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a fund’s income and gain or losses and therefore its distributions to shareholders. Each fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

The funds may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the funds. Tax rules are not entirely clear about issues such as when the funds may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the funds, in the event that they invest in such securities, in order to seek to ensure that the funds distribute sufficient income to preserve their status as regulated investment companies and do not become subject to U.S. federal income or excise tax.

If the funds invest in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the funds must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each fund must distribute, at least annually, all or substantially all of its net income to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to allow satisfaction of the distribution requirements.

The U.S. federal income tax rules applicable to certain structured or hybrid securities, dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars and other Strategic Transactions are unclear in certain respects, and a fund will limit its transactions in these instruments so that each can account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies. Due to possible unfavorable consequences under present tax law, each fund does not currently intend to acquire “residual” interests in real estate mortgage investment conduits (“REMICs”), although the funds may acquire “regular” interests in REMICs.

Foreign exchange gains and losses realized by a fund in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a fund’s principal business of investing in stock or securities, (or the options or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% Income Test. If the net foreign exchange loss for a year were to exceed a fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the funds or their shareholders in future years.

In some countries, restrictions on repatriation of earnings may make it difficult or impossible for a fund to obtain cash corresponding to its earnings from such countries, which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

The funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in foreign securities, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in the funds would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund’s total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service (the “IRS”).

Each fund may meet the 50% threshold referred to in the previous paragraph for a year and, if one does, it may file an election with the IRS pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the fund even though not actually received by them and (ii) treat such respective pro rata portions as foreign taxes paid by them.

Qualified foreign taxes generally include taxes that would be treated as income taxable under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes. If a fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the applicable fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder’s pro rata share of qualified foreign taxes paid by the fund and (ii) the portion of fund dividends which represents income from each foreign country.

If a fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), a fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” actually or constructively received from such companies or on gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized by a fund is timely distributed to its shareholders. The funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the funds to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of passive foreign investment companies as ordinary income. The funds may limit and/or manage their holdings, if any, in passive foreign investment companies to limit each fund’s tax liability or maximize its return from these investments.

A fund’s distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements, limitations on debt financing under the Code and certain other requirements, only to the extent a fund earned dividend income from stock investments in U.S. domestic corporations. The funds are permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a small portion of a fund’s distributions, from the dividends attributable to such stock, may qualify for the dividends-received deduction. Such qualifying portion, if any, may affect a corporate shareholder’s liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to undistributed taxable income and/or realized or unrealized appreciation in the fund’s portfolio. Consequently, subsequent distributions by a fund with respect to such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the funds in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s tax basis in his shares. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption or other disposition may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of the loss generally would be included in the U.S. federal tax basis of the shares acquired. Any loss recognized upon the redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of a fund of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

The foregoing discussion relates solely to U.S. federal income tax law consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates, are subject to U.S. federal income tax and hold their shares as capital assets. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, financial institutions, and securities dealers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular statess, as well as the federal, and any other state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

Federal law requires that each fund withhold (as “backup withholding”) 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement shareholders must certify on their Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund currently only for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008 and only if the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a fund.

ADDITIONAL INFORMATION

The funds’ prospectus and this SAI omit certain information contained in the Trust’s registration statement filed with the SEC, which may be obtained from the SEC’s principal office at 100 F Street, N.E., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission or by accessing the SEC’s Web site at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND FINANCIAL STATEMENTS

Each fund’s financial statements contained in the 2007 Annual Reports of the funds have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose principal place of business is 300 Madison Avenue, New York, NY 10017, and are incorporated by reference into this SAI.

The financial statements for the year ended December 31, 2007 are incorporated by reference from the 2007 Annual Reports, which have previously been sent to shareholders and were filed with the SEC on or about March 31, 2008, 1940 Act File No. 811-04813.

APPENDIX

MOODY’S RATINGS DEFINITIONS FOR

CORPORATE BONDS AND SOVEREIGN,

SUBNATIONAL AND SOVEREIGN

RELATED ISSUES

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as Investment Grade Bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Bonds which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR’S RATINGS

DEFINITIONS

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC – Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – Debt rated CC is currently highly vulnerable to nonpayment.

C – Debt rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D – Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR’S

CHARACTERISTICS OF SOVEREIGN DEBT

OF FOREIGN COUNTRIES

AAA - Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances

Key players in the global trade and financial system:

-	Prosperous and resilient economies, high per capita incomes
-	Low fiscal deficits and government debt, low inflation
-	Low external debt.

AA - Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances

-	slightly integrated into global trade and financial system
-	Differ from AAAs only to a small degree because:
-	Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)
-	More variable fiscal deficits, government debt and inflation
-	Moderate to high external debt.

A - Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change

-	Established trend of integration into global trade and financial system
-	Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but
-	Usually rapid growth in output and per capita incomes
-	Manageable through variable fiscal deficits, government debt and inflation
-	Usually low but variable debt
-	Integration into global trade and financial system growing but untested
-	Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences
-	Variable to high fiscal deficits, government debt and inflation
-	Very high and variable debt, often graduates of Brady plan but track record not well established.

BBB - Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

-	Integration into global trade and financial system growing but untested
-	Economies less prosperous and often more vulnerable to adverse external influences
-	Variable to high fiscal deficits, government debt and inflation
-	High and variable external debt.

BB - Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

-	Integration into global trade and financial system growing but untested

-	Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences
-	Variable to high fiscal deficits, government debt and inflation
-	Very high and variable debt, often graduates of Brady Plan but track record not well established

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment.

D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

In the case of sovereign, subnational and sovereign related issuers, a fund uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where a fund holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the fund will use the foreign currency rating for the issuer; in the case where a fund holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the fund will treat the security as being unrated.

FITCH IBCA INTERNATIONAL

LONG-TERM CREDIT RATING

DEFINITIONS

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB - Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B - Bonds are considered highly speculative. The obligor’s ability to pay interest and repay principal are currently being met, but a limited margin safety remains. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC – Obligations for which default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC – Obligations for which default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C – Obligations for which default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD – Obligations for which an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

D – Obligations for which an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (1) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (3) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

FITCH IBCA LONG-TERM RATINGS FOR

NATIONAL ISSUES

AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Within the context of the country, these obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

B - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are more speculative than those in higher rated categories.

CCC, CC and C – Obligations which denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD, DD and D – Obligations which are assigned to entities or financial commitments which are currently in default.

PART C

OTHER INFORMATION

Item 23.	Exhibits
(a)	Agreement and Declaration of Trust dated August 13, 1986. (1)
(a)(1)	Certificate of Designation of Standish Fixed Income Fund. (1)
(a)(2)	Certificate of Designation of Standish International Fund. (1)
(a)(3)	Certificate of Designation of Standish Securitized Fund. (1)
(a)(4)	Certificate of Designation of Standish Short-Term Asset Reserve Fund. (1)
(a)(5)	Certificate of Designation of Standish Marathon Fund. (1)
(a)(6)	Certificate of Amendment dated November 21, 1989. (1)
(a)(7)	Certificate of Amendment dated November 29, 1989. (1)
(a)(8)	Certificate of Amendment dated April 24, 1990. (1)
(a)(9)	Certificate of Designation of Standish Equity Fund. (1)
(a)(10)	Certificate of Designation of Standish International Fixed Income Fund. (1)
(a)(11)	Certificate of Designation of Standish Intermediate Tax Exempt Bond Fund. (1)
(a)(12)	Certificate of Designation of Standish Massachusetts Intermediate Tax Exempt Bond Fund. (1)
(a)(13)	Certificate of Designation of Standish Global Fixed Income Fund. (1)
(a)(14)	Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II. (1)
(a)(15)	Certificate of Designation of Standish Tax-Sensitive Small Cap Equity Fund and Standish Tax-Sensitive Equity Fund. (1)
(a)(16)	Form of Certificate of Designation of Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund. (1)
(a)(17)	Form of Certificate of Designation of Standish Small Capitalization Equity Fund II. (1)

(a)(18)	Certificate of Designation of Standish Small Capitalization Equity Asset Fund II, Standish Diversified Income Fund, Standish Diversified Income Asset Fund. (2)
(a)(19)	Form of Certificate of Designation of Institutional Shares and Service Shares of Standish Small Capitalization Equity Fund II and Standish International Fixed Income Fund. (3)

(a)(20)	Form of Certificate of Designation of Standish International Fixed Income Fund II.(4)
(a)(21)	Certificate of Designation of Standish Small Cap Value Fund and Standish International Small Cap Fund. (5)
(a)(22)	Certificates of Designation of Standish Crossover Bond Fund, Standish Opportunistic High Yield Fund, Standish Opportunistic Emerging Markets Debt Fund and Standish High Yield Bond Fund. (6)
(a)(23)	Amendment to the Agreement and Declaration of Trust dated March 4, 1999. (4)
(a)(24)	Amendment to the Agreement and Declaration of Trust dated April 29, 2002. (7)
(a)(25)	Certificate of Name Change for Standish World High Yield Fund to Standish High Yield Bond Fund. (7)
(a)(26)	Certificate of Name Change for Standish Controlled Maturity Fund to Standish Short-Term Fixed Income Fund. (7)
(a)(27)	Amendment to the Agreement and Declaration of Trust dated June 21, 2003. (8)
(a)(28)	Certificate of Name Change for all Funds. (8)
(a)(29)	Certificate of Designation of The Boston Company International Value Opportunities Fund. (9)
(a)(30)	Certificate of Name Change for The Boston Company International Value Opportunities Fund to The Boston Company World ex-U.S. Value Fund. (14)
(a)(31)	Certificate of Name Change for Standish Mellon Short-Term Asset Reserve Fund to Standish Mellon Enhanced Income Fund. (14)
(a)(32)	Certificate of Name Change for The Boston Company Small Capitalization Fund to The Boston Company Small/Mid Cap Growth Fund. (15)
(a)(33)	Certificate of Designation of Mellon Institutional Market Neutral Fund. (15)
(a)(34)	Certificate of Designation of Mellon Equity Large Cap Growth Fund. (15)
(a)(35)	Certificate of Designation of Newton International Equity Fund. (15)

(a)(36)	Certificate of Designation of Mellon Equity Micro Cap Fund (17)
(a)(37)	Certificate of Designation of The Boston Company Emerging Markets Core Equity Fund (17)
(a)(38)	Certificate of Designation of The Boston Company Small Cap Value Fund II (20)
(a)(39)	Certificate of Designation of The Boston Company International Core Equity Fund II (20)
(a)(40)	Certificate of Name Change for Mellon Equity Large Cap Growth Fund to Mellon Capital Large Cap Growth Fund and Mellon Equity Micro Cap Fund to Mellon Capital Micro Cap Fund. (23)
(a)(41)	Certificate of Designation of Classes of Newton International Equity Fund (23)
(b)	Bylaws of the Registrant. (1)
(c)	Not applicable.
(d)(1)	Investment Advisory Agreement between Registrant and Standish Mellon Asset Management Company LLC relating to Standish Controlled Maturity Fund. (10)
(d)(2)	Investment Advisory Agreement between Registrant and Standish Mellon Asset Management Company LLC relating to Standish Crossover Bond Fund. (10)
(d)(3)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Fixed Income Portfolio. (10)
(d)(4)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Global Fixed Income Portfolio. (10)
(d)(5)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish High Grade Bond Fund. (10)
(d)(6)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish High Yield Bond Fund. (10)
(d)(7)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Intermediate Tax Exempt Bond Fund. (10)
(d)(8)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Equity Fund. (10)
(d)(9)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Fixed Income Fund. (10)

(d)(10)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Fixed Income Fund II. (10)
(d)(11)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Small Cap Fund. (10)
(d)(12)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Massachusetts Intermediate Tax Exempt Bond Fund. (10)
(d)(13)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Opportunistic Emerging Markets Debt Fund. (10)
(d)(14)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Opportunistic High Yield Fund. (10)
(d)(15)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Select Value Portfolio. (10)
(d)(16)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Short-Term Asset Reserve Portfolio. (10)
(d)(17)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Cap Growth Portfolio. (10)
(d)(18)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Cap Value Fund. (10)
(d)(19)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Capitalization Equity Fund. (10)
(d)(20)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Tax-Sensitive Equity Fund. (10)
(d)(21)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Cap Tax-Sensitive Equity Fund. (10)
(d)(22)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish World High Yield Portfolio. (10)

(d)(23)	Assumption Agreement between Standish Mellon Asset Management Company, LLC and The Boston Company Asset Management, LLC relating to each series of the Registrant. (11)
(d)(24)	Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company International Value Opportunities Fund. (14)
(d)(25)	Investment Advisory Agreement between the Registrant and Franklin Portfolio Associates, LLC relating to Mellon Institutional Market Neutral Fund. (16)
(d)(26)	Investment Advisory Agreement between the Registrant and Mellon Equity Associates, LLP relating to Mellon Equity Large Cap Growth Fund. (16)
(d)(27)	Investment Advisory Agreement between the Registrant and Newton Capital Management Ltd. relating to Newton International Equity Fund. (16)
(d)(28)	Investment Advisory Agreement between the Registrant and Mellon Equity Associates, LLP relating to Mellon Equity Micro Cap Fund. (18)
(d)(29)	Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company Emerging Markets Core Equity Fund. (18)
(d)(30)	Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company Small Cap Value Fund II (21)
(d)(31)	Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company International Core Equity Fund II (21)
(d)(32)	Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company International Core Equity Fund (23)
(d)(33)	Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company International Small Cap Fund (23)
(d)(34)	Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company Large Cap Core Fund (23)
(d)(35)	Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company Small Cap Growth Fund (23)

(d)(36)	Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company Small Cap Value Fund (23)
(d)(37)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company, LLC relating to Standish Mellon Fixed Income Fund (23)
(d)(38)	Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company, LLC relating to Standish Mellon Global Fixed Income Fund (23)
(e)(1)	Underwriting Agreement between the Registrant and Mellon Funds Distributor, L.P. (1)
(e)(2)	Underwriting Agreement between the Registrant and MBSC Securities Corporation (21)
(f)	Not applicable.
(g)(1)	Custody, Administration and Accounting Services Agreement between the Registrant and Mellon Bank, N.A. (8)
(g)(2)	Amendment to Custody, Administration and Accounting Services Agreement between the Registrant and Mellon Bank, N.A. (23)
(g)(3)	Custody Agreement with respect to Mellon Institutional Market Neutral Fund (16)
(g)(4)	Administration and Accounting Services Agreement with respect to Mellon Institutional Market Neutral Fund (19)
(h)(1)	Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant relating to compliance and certain other services. (1)
(h)(2)	Most recently revised Exhibit A to Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant. (18)
(h)(3)	Transfer Agency Agreement between the Registrant and Dreyfus Transfer, Inc. (14)
(h)(4)	Amendment to the Transfer Agency Agreement between the Registrant and Dreyfus Transfer, Inc. (23)
(i)	Opinion and Consent of Counsel for the Registrant. (12)
(j)	Consent of Independent Registered Public Accounting Firm (#)
(k)	None.
(l)	Not applicable

(m)	Rule 12b-1 Distribution Plan (23)
(n)(1)	Multiple Class Plan pursuant to Rule 18f-3 relating to Standish Small Capitalization Equity Fund II and Standish International Fixed Income Fund. (3)
(n)(2)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 (23)
(p)(1)	Code of Ethics for Standish, Ayer & Wood Investment Trust and Standish, Ayer & Wood Master Portfolio. (13)
(p)(2)	Code of Ethics for Standish Mellon Asset Management Company LLC and Standish Fund Distributors, L.P. (13)
(p)(3)	Code of Conduct for Mellon Financial Corporation. (14)
(p)(4)	Securities Trading Policy (General Edition) for Mellon Financial Corporation. (14)
(p)(5)	Securities Trading Policy (Access Decision Maker Edition) for Mellon Financial Corporation. (14)
(q)(1)	Power of Attorney for Registrant (Samuel C. Fleming, Benjamin M. Friedman, John H. Hewitt, and Caleb Loring III). (11)
(q)(2)	Power of Attorney for Portfolio Trust (Samuel C. Fleming, Benjamin M. Friedman, John H. Hewitt, and Caleb Loring III).(11)
(q)(3)	Power of Attorney for Portfolio Trust with respect to Feeder Fund Registration Statements (Samuel C. Fleming, Benjamin M. Friedman, John H. Hewitt and Caleb Loring III). (11)
(q)(4)	Power of Attorney for Registrant (Patrick J. Sheppard). (11)
(q)(5)	Power of Attorney for Registrant (Steven M. Anderson). (11)
(q)(6)	Power of Attorney for Portfolio Trust (Patrick J. Sheppard). (11)
(q)(7)	Power of Attorney for Portfolio Trust (Steven M. Anderson). (11)
(q)(8)	Power of Attorney for Registrant (J. David Officer). (22)

____________

1.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 88) and incorporated herein by reference thereto.
2.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 81) and incorporated herein by reference thereto.

3.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 91) and incorporated by reference thereto.
4.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 93) and incorporated by reference thereto.
5.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 94) and incorporated by reference thereto.
6.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 100) and incorporated by reference thereto.
7.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 106) and incorporated by reference thereto.
8.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 110) and incorporated herein by reference.
9.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 112) and incorporated herein by reference.
10.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 104) and incorporated herein by reference.
11.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 111) and incorporated herein by reference.
12.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 82) and incorporated herein by reference.
13.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 105) and incorporated herein by reference.
14.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 117) and incorporated herein by reference.
15.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 118) and incorporated herein by reference.
16.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 119) and incorporated herein by reference.
17.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 121) and incorporated herein by reference.
18.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 122) and incorporated herein by reference.

19.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 124) and incorporated herein by reference.
20.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 126) and incorporated herein by reference.
21.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 128) and incorporated herein by reference.
22.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 129) and incorporated herein by reference.
23.	Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 130) and incorporated herein by reference.
#	Filed herewith.
Item 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. INDEMNIFICATION

Under the Registrant's Agreement and Declaration of Trust, as amended, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Agreement and Declaration of Trust of the Registrant does not authorize indemnification where it is determined, in the manner specified in the Declaration, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration does not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person against the Registrant in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

The business and other connections of the officers and Directors of Standish Mellon Asset Management Company LLC ("Standish Mellon"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Standish as currently on file with the Commission (File No. 801-60527), the text of which is hereby incorporated by reference.

The business and other connections of the officers and Directors of The Boston Company Asset Management, LLC ("TBCAM"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of TBCAM as currently on file with the Commission (File No. 801-6829), the text of which is hereby incorporated by reference.

The business and other connections of the officers and Directors of Mellon Capital Management Corporation ("Mellon Capital"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Mellon Capital as currently on file with the Commission (File No. 801-28692), the text of which is hereby incorporated by reference.

The business and other connections of the officers and Directors of Newton Capital Management Ltd. ("Newton"), the investment adviser to a series of the Registrant, are listed on the Form ADV of Newton as currently on file with the Commission (File No. 801-42114), the text of which is hereby incorporated by reference.

The following sections of each such Form ADV are incorporated herein by reference:

(a) Items 1 and 2 of Part 2; and

(b) Section IV, Business Background, of each Schedule D.

Item 27. PRINCIPAL UNDERWRITER

(a) MBSC Securities Corporation serves as the principal underwriter of each of the following series of the Registrant:

The Boston Company Emerging Markets Core Equity Fund

The Boston Company International Core Equity Fund

The Boston Company International Small Cap Fund

The Boston Company Large Cap Core Fund

The Boston Company Small Cap Growth Fund

The Boston Company Small Cap Tax-Sensitive Equity Fund

The Boston Company Small/Mid Cap Growth Fund

The Boston Company Small Cap Value Fund

The Boston Company Small Cap Value Fund II

Standish Mellon Fixed Income Fund

Standish Mellon Global Fixed Income Fund

Standish Mellon Intermediate Tax Exempt Bond Fund

Standish Mellon International Fixed Income Fund

Mellon Capital Large Cap Growth Fund

Mellon Capital Micro Cap Fund

Newton International Equity Fund

(b) Directors and Officers of MBSC Securities Corporation:

Name and Principal		Positions and Offices
Business Address	Positions and Offices with the Distributor	with Registrant

Thomas F. Eggers[1]	Chief Executive Officer and Chairman of the Board	None

J. David Officer[1]	President and Director	President and Chief Executive Officer
Jon R. Baum[1]	Executive Vice President and Director	None
J. Charles Cardona[1]	Executive Vice President and Director	None
Prasanna Dhore[1]	Executive Vice President	None
William H. Maresca[1]	Executive Vice President and Director	None
James Neiland[1]	Executive Vice President	None
Sean P. O’Neal	Executive Vice President	None
Irene Papadoulis[2]	Executive Vice President	None
Noreen Ross[1]	Executive Vice President	None
Bret Young[1]	Executive Vice President and Director	None
Gary Pierce[1]	Chief Financial Officer and Director	None
Ken Bradle[2]	Senior Vice President	None
Sue Ann Cormack[2]	Senior Vice President	None
Marc S. Isaacson[2]	Senior Vice President	None
Matthew Perrone[2]	Senior Vice President	None
Bradley J. Skapyak[1]	Senior Vice President	None
Ronald Jamison[1]	Chief Legal Officer and Secretary	None
Joseph W. Connolly[1]	Chief Compliance Officer (Investment Advisory Business)	None
Stephen Storen[1]	Chief Compliance Officer	None
Maria Georgopoulos[1]	Vice President – Facilities Management	None
William Germenis[1]	Vice President – Compliance and Anti-Money Laundering Officer	None

Jill Gill[1]	Vice President	None
Tracy Hopkins[1]	Vice President	None
Mary Merkle[1]	Vice President – Compliance	None
Paul Molloy[1]	Vice President	None
James Muir[1]	Vice President – Compliance	None
Anthony Nunez[1]	Vice President – Finance	None
David Ray[3]	Vice President	None
Theodore A. Schachar[1]	Vice President – Tax	None
William Schalda[1]	Vice President	None
Alex G. Sciulli[4]	Vice President	None
John Shea[1]	Vice President – Finance	None
Susan Verbil[1]	Vice President – Finance	None
William Verity[1]	Vice President – Finance	None
James Windels[1]	Vice President	None
James Bitetto[1]	Assistant Secretary	None
Ken Christoffersen[3]	Assistant Secretary	None
Denise B. Kneeland[5]	Executive Vice President	Assistant Vice President
Mary T. Lomasney[5]	Executive Vice President	Chief Compliance Officer

1	Principal business address is 200 Park Avenue, New York, NY 10166.

2	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.

3	Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206.

4	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.

5	Principal business address is One Boston Place, Boston, MA 02108.

(c) Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the Registrant’s principal office, located at One Boston Place, Boston, Massachusetts 02108. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian. Records are also maintained by the Registrant’s investment advisers located at: Mellon Capital Management Corporation, 500 Grant Street, Suite 4200, Pittsburgh, PA 15258; Newton Capital Management Ltd., The Mellon Financial Centre, 160 Queen Victoria Street, London, EC4V 4LA, England.

Item 29. MANAGEMENT SERVICES

Not applicable

Item 30. UNDERTAKINGS

Not applicable.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 30th day of April, 2008.

MELLON INSTITUTIONAL FUNDS
INVESTMENT TRUST

/s/ DENISE B. KNEELAND
Denise B. Kneeland, Assistant Vice President

The term "Mellon Institutional Funds Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 13, 1986, as amended, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

J. David Officer*	Trustee and President	April 30, 2008
J. David Officer	(principal executive officer)

Steven M. Anderson*	Treasurer (principal financial	April 30, 2008
Steven M. Anderson	and accounting officer)

Samuel C. Fleming*	Trustee	April 30, 2008

Samuel C. Fleming

Benjamin M. Friedman*	Trustee	April 30, 2008

Benjamin M. Friedman

John H. Hewitt*	Trustee	April 30, 2008

John H. Hewitt

Caleb Loring III*	Trustee	April 30, 2008

Caleb Loring III

*By: /s/ DENISE B. KNEELAND

Denise B. Kneeland
Attorney-In-Fact

EXHIBIT INDEX

(j)	Consent of Independent Registered Public Accounting Firm